LOGO: NUVEEN INVESTMENTS

SEMIANNUAL REPORT January 31, 2001

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



ARIZONA
NAZ

MICHIGAN
NUM
NMP

OHIO
NUO

TEXAS
NTX


INVEST WELL.
LOOK AHEAD.

LEAVE YOUR MARK.(SM)

PHOTO OF: 2 MEN TALKING.

PHOTO OF: GIRL AND WOMAN TALKING.

Credit Quality
           HIGHLIGHTS As of  January 31, 2001

PIECHART:
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
AAA/U.S. Guaranteed                 59%
AA                                  17%
A                                    6%
BBB                                 13%
NR                                   1%
Other                                4%

PIECHART:
Nuveen Michigan Quality Income Municipal Fund, Inc.
AAA/U.S. Guaranteed                 84%
AA                                   6%
A                                    5%
BBB                                  5%


PIECHART:
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
AAA/U.S. Guaranteed                 68%
AA                                  19%
A                                    5%
BBB                                  8%

PIECHART:
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
AAA/U.S. Guaranteed                 71%
AA                                  16%
A                                    6%
BBB                                  5%
NR                                   2%


PIECHART:
Nuveen Texas Quality Income Municipal Fund (NTX)
AAA/U.S. Guaranteed                 57%
AA                                  12%
A                                    9%
BBB                                 21%
NR                                   1%


    CONTENTS
  1 Dear Shareholder
  3 Portfolio Managers' Comments
  8 NAZ Performance Overview
  9 NUM Performance Overview
 10 NMP Performance Overview
 11 NUO Performance Overview
 12 NTX Performance Overview
 13 Shareholder
    Meeting Report
 17 Portfolio of Investments
 40 Statement of
    Net Assets
 41 Statement of Operations
 42 Statement
    of Changes
    in Net Assets
 44 Notes to Financial Statements
 50 Financial Highlights
 52 Build Your Wealth Automatically
 53 Fund Information



--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board


SIDEBAR TEXT: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."


Dear
     SHAREHOLDER

One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality portfolio. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

March 16, 2001



Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen Municipal Closed-End Exchange-Traded Funds (NAZ, NUM, NMP, NUO, NTX)

Portfolio Managers'
                        COMMENTS

Portfolio managers Mike Davern and Tom Futrell discuss national and state economic conditions, key investment strategies, and the performance of the Nuveen Municipal Closed-End Exchange-Traded Funds for Arizona, Michigan, Ohio, and Texas. Mike has managed NAZ, NUM, NMP, and NTX since 1998, and Tom also assumed portfolio management responsibility for NUO in 1998.

WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factor affecting the fixed-income markets for the past two years has been the Federal Reserve's interest rate policies. After a period of significant tightening, the Fed has cut interest rates twice since the beginning of this year, first by 50 basis points on January 3 and then another 50 basis points on January 31. This marked the first time in Alan Greenspan's 13-year tenure at the Fed that rates have been reduced by a full percentage point within a single month. Currently, the Fed appears to consider economic weakness a more serious risk than the possibility of inflation that it was fighting last year. The consensus among many market observers is that the Fed may continue to ease as long as signs of a significant economic slowdown remain.

In the municipal market, indications of economic slowing and tight new issue supply helped many bonds perform well. For the 12 months ended January 31, 2001, new issuance of municipal bonds totaled just over $202 billion nationwide, down 8% from the previous 12-month period (February 1999 through January 2000). Part of this decline stemmed from higher rate concerns in early 2000, which made it less attractive for some issuers to offer bonds. In addition, generally favorable economic conditions in most cities and states enabled many issuers to use pay-as-you-go funding for necessary projects, rather than financing obtained through new issuance.

At the same time, demand for municipal bonds continued to be strong from individual investors looking for diversification, income, and an alternative to a volatile stock market. As a result, municipal bond prices generally were higher, and yields were correspondingly lower, at the end of January 2001 than they were 12 months earlier. Nevertheless, we believe municipals continued to represent good value. As of January 31, 2001, long-term municipal yields were 97.3% of 30-year Treasury yields, compared with 97.7% in January 2000 and the historical average of 86.0% for the period 1986-1999.

MIKE, WHAT ABOUT THE ECONOMIC AND MARKET ENVIRONMENT IN ARIZONA, MICHIGAN, AND TEXAS?
Arizona can boast of having the second fastest growing state economy in the nation (behind Nevada) over the past year, as well as the most rapidly growing metropolitan area (Tucson). The key drivers of the state's booming economy were robust growth in the manufacturing sector and rapid employment gains in semiconductor manufacturing, Internet, and business services. Many expect this growth to continue at an aggressive pace, based on Arizona's large number of innovative, rapidly expanding companies, which may enable the state to take continued advantage of its emerging high-tech economy. Additional infusions of venture capital also are expected to lead to strong near-term employment gains, especially in communications and business services. In addition, Arizona should continue to benefit from the North American Free Trade Agreement because of exports to Mexico. The influx of new residents, both retirees as well as younger people, should continue to stimulate the housing market, increase demand for service industries, and help to alleviate some of the constraints imposed by a tight job market. Arizona's municipal market continued to see tight new issue supply, with issuance over the past six months (August 2000-January 2001) totaling $1.16 billion, down 16% from levels seen during the previous six months.

Michigan's supply of municipal bonds, on the other hand, was somewhat more plentiful over the six months ended January 2001, with $3.46 billion in new issuance, compared with $2.18 billion for the previous six months. The state also benefited from Moody's and Standard &

Poor's recent upgrades of its credit rating to Aaa and AAA, respectively, reflecting continued strong budget performance and Michigan's low debt burden. A third major rating agency, Fitch, maintained its rating at AA+. The Michigan economy, which remains heavily reliant on manufacturing, especially auto production, continued to grow more moderately than the national average. Growing efficiency in the auto manufacturing process and weaker consumer demand for automobiles led to numerous job cuts for autoworkers in recent years. Tight labor markets and lower capital goods spending could also further negatively impact the auto industry. While Michigan remains hampered by above-average business costs, the state is attempting to become more competitive in attracting new businesses by implementing aggressive economic development initiatives and by gradually phasing out the state's single business tax. In the years ahead, Michigan's construction and service industries are expected to lead the state's employment growth, although the manufacturing sector, which should continue to diversify, will likely remain the anchor of the state economy.

Municipal issuance in Texas followed the pattern seen in most other states, with new issue supply for the period August 2000 through January 2001 totaling $1.38 billion, a decline of 27% from the previous six months. Over the past year, Texas showed strong growth, as the state economy continued to diversify away from energy-related industries into high-tech businesses, especially in the Dallas and Austin metropolitan areas. In terms of the total number of high-tech jobs, Texas is second only to California. The growing presence of technology has helped to offset the recent volatility the state experienced in the oil and gas industry. In addition, the resurgence of the Mexican economy led to significant increases in state exports, which reached record levels during the second quarter of 2000.

TOM, WHAT ABOUT OHIO?
Ohio also saw its supply of new municipal bonds continue to decline, as issuance over the most recent six-month period totaled $2.79 billion, down 12% from the previous six months. Given Ohio's high marginal income tax rate, demand from individual investors continued to be very strong, and this, in turn, caused Ohio municipal bonds to trade at high prices relative to the national market. The Ohio economy continued to rely heavily on manufacturing, while the financial and business service sectors, which led the state's moderate economic expansion in recent years, began to slow. The state's economy is primarily anchored by Cleveland, Cincinnati, and Columbus, which account for 47% of Ohio's population and 53% of the state's total income. The Columbus and Cincinnati metropolitan areas, in particular, have strong, diverse economies, which should continue to grow at a faster pace than that of the state as a whole. Overall, however, Ohio's near-term economic growth is projected to continue to lag national levels due to slowing construction activity and labor shortages resulting from continued population losses. During 2000, the Ohio Supreme Court again declared the state's school district funding formulas unconstitutional, and funding remains a hotly debated issue. In June, the court is expected to hear testimony on methods to alleviate the funding concerns of low-wealth districts.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST YEAR?
For the year ended January 31, 2001, the Nuveen Municipal Closed-End Exchange-Traded Funds for Arizona, Michigan, Ohio, and Texas produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the appropriate Lipper Peer Groups2 are also presented.


                                   Total Return            Lehman         Lipper
                  Market Yield           on NAV     Total Return1       Average2
--------------------------------------------------------------------------------
                                         1 Year            1 Year         1 Year
                        Taxable-          Ended            Ended           Ended
           1/31/01   Equivalent3        1/31/01           1/31/01        1/31/01
--------------------------------------------------------------------------------
NAZ          5.19%         7.92%         13.59%            13.28%         18.60%
--------------------------------------------------------------------------------
NUM          5.86%         8.88%         15.67%            13.28%         22.43%
--------------------------------------------------------------------------------
NMP          5.76%         8.73%         18.58%            13.28%         22.43%
--------------------------------------------------------------------------------
NUO          5.31%         8.23%         12.82%            13.28%         18.60%
--------------------------------------------------------------------------------
NTX          5.89%         8.54%         15.74%            13.28%         18.60%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.

Early in 2000, as the Fed's interest rate hikes pushed yields higher, municipal bond prices took a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. The Funds' participation in the recovery of the municipal market is reflected in the total returns on NAV listed in the previous table, which show dramatic improvement over the performance results presented in the Funds' annual report for the period ending July 31, 2000.

During the 12 months ended January 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.31% to 5.43%. In this environment of falling yields (and rising bond values), you would expect funds with longer durations4 to perform well. As of January 31, 2001, the duration of the unleveraged Lehman Brothers Municipal Bond Index was 7.51. By comparison, the durations of NAZ, NUM, NMP, and NTX ranged from 8.50 to 9.86, while NUO's duration was 6.28. The relative performance of the Funds was also impacted by their weightings of U.S. guaranteed bonds, which ranged from 24% in NUO to 6% in NMP. In the current environment, the extremely short durations of these prerefunded and escrowed bonds, which benefited the Funds through higher yields, limited the Funds' degree of participation in the market rally.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
Changes in the interest rate environment over the past 12 months had an impact on the dividends of the five Nuveen Funds covered in this report. All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied in part to the short-term rates that the Funds pay their MuniPreferred(R) shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders. As the Federal Reserve raised short-term rates between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates. The increase in short-term municipal rates, as well as the pressure of bond calls, was sufficient to cause decreases in the common share dividends of all five Funds during 2000. Despite these dividend adjustments, the Nuveen Funds continued to provide competitive market yields, as shown in the earlier table.

Recently, the Fed's interest rate cuts have contributed to a steepening of the slope in the municipal yield curve. The lower rates offered by municipal securities with shorter maturities could potentially have beneficial effects on the dividend stability of these leveraged Funds by reducing the amount the Funds pay their MuniPreferred(R) shareholders. This, in turn, could leave more Fund earnings to support common share dividends. However, this trend could be offset by the effect of bond calls on higher-yielding bonds held by these portfolios. All five of these Funds reach the 10-year point of the bond market cycle between October 2001 and December 2002, a period when they will experience increased risk of bond calls.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the first part of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. In recent months, as the bond market showed signs of recovery and the stock market continued to be volatile, many investors once again appeared to be considering tax-free fixed-income alternatives. As a result, the share prices of these Funds improved (see the charts on the individual Performance Overview pages).

As investors recognized this opportunity, robust demand for these Nuveen Funds caused the premiums (share price above NAV) on NAZ and NUO to widen, while the discounts (share price below NAV) on NMP and NTX narrowed substantially over the past 12 months. For NUM, the discount was virtually eliminated. While the market prices of NMP and NTX continue to lag the actual value of the bonds in their portfolios, shareholders

1 The Funds' performances are compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of NAZ, NUO, and NTX are compared with the average annualized return of the 19 funds in the Lipper Other States Municipal Debt Funds category, while the returns of NUM and NMP are compared with the average return of the 6 funds in the Lipper Michigan Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Arizona 34.5%, Michigan 34%, and Ohio 35.5%. Because Texas has no state income tax, NTX's taxable-equivalent yield is based on the federal income tax rate of 31%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

may want to consider taking advantage of this opportunity to add to their holdings of these Nuveen Funds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED JANUARY 31, 2001?
Despite a slow start, the 12-month period ended January 31, 2001, turned out to be generally positive for fixed-income markets, including municipal bonds. As evidenced by their strong 12-month total returns on NAV, these Nuveen Funds were well structured going into this period. Given the tight supply of new issuance over the past 12 months, we found fewer opportunities to make trades that would substantially enhance the Funds' holdings. As opportunities did become available, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

For example, in all of the funds covered in this report, we recently leveraged our understanding of the complexities of bonds secured by payments under the $250 billion master settlement agreement between four major tobacco companies and 46 states in 1998 by purchasing Puerto Rico Children's Trust Fund bonds backed by these revenues. These Aa3 rated bonds, which we purchased in late October, offered attractive yields as well as federal and state income tax exemption and have performed well since our purchase. If prices remain attractive, we plan to continue to add to our holdings of these bonds, especially through purchases in the secondary market.

To enhance NUO's ability to participate in market gains, we also worked to lengthen the Fund's duration by purchasing appropriate issues as they became available in the market. For example, in January, we added zero coupon bonds issued by Hamilton County that we found very attractive versus historical spread relationships. These Aaa bonds have a maturity date of 2028 and are noncallable. As the municipal market rallied, many of the bonds in our portfolio registered substantial gains. In view of this, we took advantage of opportunities to sell bonds with short calls or lower yields, reinvesting the proceeds in bonds offering higher yields. This enabled us to generate tax loss carryforwards to offset future realized capital gains while improving the Fund's call structure and enhancing potential dividend-paying capabilities.

Another area of the market in which we continued to identify value opportunities was the healthcare sector, where credit spreads remained wide relative to historical levels. Although this industry continues to face challenges, healthcare providers on the whole are adjusting to the new environment, and signs indicate that improvement could be on the way. This is a sector where our considerable research expertise is crucial in identifying undervalued situations and credits with the potential to improve over time. Over the past six months, we found several such situations. In the Michigan Funds, we purchased the Michigan State Hospital Finance Authority - Ascension Health Credit Group, while NAZ added bonds issued by the Arizona Health Facilities Authority - John C. Lincoln Health Network. The Ascension Health and Lincoln Health bonds provided yields 100 and 200 basis points, respectively, over insured bonds currently available in the market. In NTX, we also found opportunities to pick up additional yield, including the purchase of AAA bonds issued by the Grand Prairie Housing Finance Corporation - Landings at Carrier Project, a GNMA-insured multifamily housing project, which provided 80 basis points of incremental yield over AAA-insured general obligation bonds.

In terms of performance, the top two sectors of the municipal market over the past 12 months were hospitals and water and sewer. During this period, the Funds' performances benefited from their weightings in these two sectors, which ranked among the top five holdings in NUM, NMP, NUO, and NTX. At the same time, NAZ increased its healthcare weighting to 16% from 14% a year earlier.

All five Funds continued to offer excellent credit quality, with between 57% and 84% of their portfolios invested in bonds rated AAA/U.S. guaranteed as of January 31, 2001. Over the past 12 months, bonds rated AAA were among the market's top performers, and the Funds' overweighting in this credit sector helped to enhance performance. The Funds also had allocations of BBB and non-rated bonds that ranged from 5% (NUM) to 22% (NTX), which generally provided higher yields over the past year. For NAZ, NUM, and NMP, an additional strategy over the past six months involved increasing the Funds' exposure to BBB and non-rated bonds as credit spreads widened.

WHAT IS YOUR OUTLOOK FOR THESE NUVEEN FUNDS?
In general, our outlook for the fixed-income markets over the next 12 months is positive. Current projections call for continued strong demand for municipal bonds. Although we could see the pace of refundings pick up if interest rates remain low or drop further, new municipal issuance nationwide in 2001 is expected to remain around $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy, including the progress of proposed tax reduction plans and Federal Reserve policy, in order to be prepared to respond appropriately to any developing situations.

Looking specifically at these Nuveen Funds, both NAZ and NMP offer excellent levels of call protection over the next two years, with a total of 12% and 16%, respectively, of each portfolio subject to calls during 2001 and 2002. In October 2001, NUM, NUO, and NTX reach the 10-year anniversary of their inceptions, a period when they will experience the increased potential for bond calls normally associated with this point of the bond market cycle. Over the next two years, these three Funds could each see 29-40% of their portfolios affected by bond calls, depending on market interest rates during this time. In general, we believe these positions are very manageable, and we foresee no problems in working through them.

While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process. These strategies include selling bonds with short call dates and prerefunded bonds with short maturities. At the present time, we anticipate holding older bonds with higher yields until six months to a year before their call dates and then selling these bonds and reinvesting the proceeds in the longer end of the primary market. In this way, we can keep the principal gains achieved over the past 12 months while maximizing tax-exempt income.

In addition to bond calls, we plan to continue to focus on keeping the Funds fully invested and working for shareholders and on strengthening the Funds' dividend-payment capabilities as market conditions allow. This will include exploring additional opportunities to add to our allocations of BBB and non-rated bonds where Nuveen Research has made favorable assessments of credit quality. Depending on the interest rate environment, bond calls in NUM, NUO, and NTX could create opportunities to further enhance the structure of these Funds. In NUO, we will also seek to purchase bonds that can further extend the Fund's duration. As value-oriented investors, we will continue to look for areas of the market that can add value for our shareholders. We believe these Nuveen Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen Arizona Premium Income Municipal Fund, Inc.

Performance
  OVERVIEW As of January 31, 2001


NAZ

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/92
--------------------------------------------------
Share Price                                 $15.74
--------------------------------------------------
Net Asset Value                             $14.68
--------------------------------------------------
Market Yield                                 5.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.52%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.92%
--------------------------------------------------
Fund Net Assets ($000)                     $94,278
--------------------------------------------------
Average Effective Maturity (Years)           17.76
--------------------------------------------------
Leverage-Adjusted Duration                    8.83
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.98%        13.59%
--------------------------------------------------
5-Year                         7.74%         5.01%
--------------------------------------------------
Since Inception                6.21%         6.24%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                22%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------



Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2
2/00                       0.0705
3/00                       0.0705
4/00                       0.0705
5/00                       0.0705
6/00                        0.068
7/00                        0.068
8/00                        0.068
9/00                        0.068
10/00                       0.068
11/00                       0.068
12/00                       0.068
1/01                        0.068



Line Chart:
Share Price Performance
2/4/00                     14.38
                           14.25
                           14.06
                           14.06
                           14.06
                           14
                           13.81
                           13.81
                           13.75
                           13.94
                           13.88
                           13.94
                           13.94
                           14.19
                           14.13
                           13.94
                           14.13
                           14.38
                           14.5
                           14.44
                           14.38
                           14.31
                           14.5
                           14.5
                           14.56
                           14.63
                           14.75
                           14.69
                           14.69
                           14.75
                           14.94
                           14.94
                           14.75
                           14.75
                           14.75
                           14.81
                           14.38
                           13.81
                           13.94
                           14.56
                           14.75
                           14.81
                           14.75
                           15
                           15.31
                           15.44
                           15.69
                           15.88
                           15.94
                           15.75
                           15.5
1/31/01                    15.7188

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0061 per share.

Nuveen Michigan Quality Income Municipal Fund, Inc.

Performance
  OVERVIEW As of January 31, 2001


NUM

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                                 $15.08
--------------------------------------------------
Net Asset Value                             $15.10
--------------------------------------------------
Market Yield                                 5.86%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.49%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.88%
--------------------------------------------------
Fund Net Assets ($000)                    $267,916
--------------------------------------------------
Average Effective Maturity (Years)           18.28
--------------------------------------------------
Leverage-Adjusted Duration                    8.86
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        22.11%        15.67%
--------------------------------------------------
5-Year                         5.00%         5.46%
--------------------------------------------------
Since Inception                6.50%         7.40%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/General                         25%
--------------------------------------------------
Utilities                                      17%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share 2
2/00                        0.076
3/00                        0.076
4/00                        0.076
5/00                        0.076
6/00                       0.0735
7/00                       0.0735
8/00                       0.0735
9/00                       0.0735
10/00                      0.0735
11/00                      0.0735
12/00                      0.0735
1/01                       0.0735


Line Chart:
Share Price Performance
2/4/00                     13.5
                           13.19
                           13.13
                           13.25
                           13.19
                           13.19
                           13.13
                           13.06
                           13
                           13.63
                           13.56
                           13.31
                           13.81
                           13.63
                           13.56
                           13.5
                           13.63
                           13.81
                           13.56
                           13.56
                           13.56
                           13.94
                           14
                           14.13
                           13.75
                           13.75
                           13.75
                           13.31
                           13.56
                           13.69
                           13.81
                           13.94
                           13.75
                           13.63
                           13.81
                           13.63
                           13.31
                           13.25
                           13.31
                           13.56
                           13.56
                           13.5
                           14
                           14
                           13.63
                           13.69
                           13.88
                           14.56
                           14.94
                           15.06
                           14.94
1/31/01                    15.0625
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0193 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.

Performance
  OVERVIEW As of January 31, 2001



NMP


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               12/92
--------------------------------------------------
Share Price                                 $14.09
--------------------------------------------------
Net Asset Value                             $14.95
--------------------------------------------------
Market Yield                                 5.76%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.35%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.73%
--------------------------------------------------
Fund Net Assets ($000)                    $171,047
--------------------------------------------------
Average Effective Maturity (Years)           18.75
--------------------------------------------------
Leverage-Adjusted Duration                    8.50
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        23.26%        18.58%
--------------------------------------------------
5-Year                         7.39%         5.92%
--------------------------------------------------
Since Inception                5.17%         6.49%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Healthcare                                     20%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------


Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share 2
2/00                        0.069
3/00                        0.069
4/00                        0.069
5/00                        0.069
6/00                        0.069
7/00                        0.069
8/00                        0.069
9/00                        0.069
10/00                       0.069
11/00                       0.069
12/00                      0.0675
1/01                       0.0675


LINE CHART:
Share Price Performance
2/4/00                     12.5
                           12.19
                           12
                           12.13
                           12.25
                           12
                           11.81
                           11.94
                           12.06
                           12.25
                           12.25
                           12.25
                           12.25
                           12.38
                           12.19
                           12.19
                           12.25
                           12.56
                           12.81
                           12.94
                           12.75
                           12.75
                           13
                           13.25
                           13.13
                           13.13
                           13.25
                           13.25
                           13.38
                           13.38
                           13.38
                           13.31
                           13.31
                           13.25
                           13.13
                           13.06
                           12.69
                           12.38
                           12.25
                           12.75
                           12.25
                           12.69
                           12.75
                           12.75
                           12.81
                           13.13
                           12.94
                           14
                           13.94
                           13.94
                           13.75
1/31/01                    14.0625
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0025 per share.

Nuveen Ohio Quality Income Municipal Fund, Inc.

Performance
  OVERVIEW As of January 31, 2001


NUO


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                                 $16.95
--------------------------------------------------
Net Asset Value                             $15.95
--------------------------------------------------
Market Yield                                 5.31%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.70%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.23%
--------------------------------------------------
Fund Net Assets ($000)                    $228,376
--------------------------------------------------
Average Effective Maturity (Years)           14.71
--------------------------------------------------
Leverage-Adjusted Duration                    6.28
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.56%        12.82%
--------------------------------------------------
5-Year                         6.61%         5.66%
--------------------------------------------------
Since Inception                7.42%         7.69%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                24%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------


BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share
2/00                       0.082
3/00                       0.082
4/00                       0.082
5/00                       0.082
6/00                       0.077
7/00                       0.077
8/00                       0.077
9/00                       0.077
10/00                      0.077
11/00                      0.077
12/00                      0.075
1/01                       0.075



LINE CHART:
Share Price Performance
2/4/00                     16
                           15.94
                           15.5
                           15.38
                           15.5
                           15.44
                           15.44
                           15.63
                           16
                           15.81
                           15.88
                           15.63
                           15.56
                           15.69
                           15.75
                           15.69
                           15.56
                           15.94
                           15.75
                           15.75
                           15.88
                           15.88
                           16.13
                           16.31
                           16.25
                           16.63
                           16.56
                           16.5
                           16.38
                           16.13
                           16.38
                           16.63
                           16.31
                           16
                           16
                           16
                           15.75
                           15.31
                           15.13
                           15.31
                           15.5
                           15.44
                           15.5
                           15.75
                           15.5
                           15.56
                           15.81
                           16.63
                           16.81
                           17.06
                           16.94
1/31/01                    16.9375

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Texas Quality Income Municipal Fund

Performance
  OVERVIEW As of January 31, 2001


NTX

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                                 $14.57
--------------------------------------------------
Net Asset Value                             $14.85
--------------------------------------------------
Market Yield                                 5.89%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.54%
--------------------------------------------------
Fund Net Assets ($000)                    $209,182
--------------------------------------------------
Average Effective Maturity (Years)           20.39
--------------------------------------------------
Leverage-Adjusted Duration                    9.86
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        27.92%        15.74%
--------------------------------------------------
5-Year                         5.89%         5.32%
--------------------------------------------------
Since Inception                6.35%         7.18%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------


2000-2001 Monthly Tax-Free Dividends Per Share
2/00                        0.076
3/00                        0.076
4/00                        0.076
5/00                        0.076
6/00                        0.073
7/00                        0.073
8/00                        0.073
9/00                        0.073
10/00                       0.073
11/00                       0.073
12/00                      0.0715
1/01                       0.0715


LINE CHART:
Share Price Performance
2/4/00                     12.63
                           12.63
                           12.5
                           12.63
                           12.31
                           12.06
                           12
                           12.19
                           12.56
                           13.06
                           12.75
                           12.5
                           12.5
                           12.5
                           12.44
                           12.38
                           12.31
                           12.81
                           12.81
                           12.81
                           12.75
                           12.75
                           12.88
                           12.94
                           12.88
                           12.81
                           13
                           13.13
                           13.19
                           13.31
                           13.31
                           13.31
                           13.06
                           13.25
                           13.25
                           13.44
                           13.13
                           12.81
                           12.75
                           12.75
                           12.63
                           12.81
                           12.81
                           13.25
                           12.94
                           12.94
                           13.25
                           13.94
                           13.94
                           14.56
                           14.44
1/31/01                    14.5625

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held October 18, 2000, in Chicago at Nuveen's headquarters.

                                                                               NAZ                             NUM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                                  Preferred                  Preferred     Preferred
                                                                       Common        Shares        Common       Shares        Shares
                                                                       Shares     Series-TH        Shares    Series-TH      Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                              4,110,241         1,178    10,622,976        3,035           558
   Withhold                                                            33,042             5       164,657           11            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           4,143,283         1,183    10,787,633        3,046           558
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown
   For                                                              4,110,241         1,178    10,620,946        3,035           558
   Withhold                                                            33,042             5       166,687           11            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           4,143,283         1,183    10,787,633        3,046           558
------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri
   For                                                              4,107,798         1,178    10,611,318        3,035           558
   Withhold                                                            35,485             5       176,315           11            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           4,143,283         1,183    10,787,633        3,046           558
------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers
   For                                                              4,108,443         1,178    10,609,812        3,035           558
   Withhold                                                            34,840             5       177,821           11            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            4,143,283         1,183    10,787,633        3,046           558
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
   For                                                              4,109,241         1,178    10,614,342        3,035           558
   Withhold                                                            34,042             5       173,291           11            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                           4,143,283         1,183    10,787,633        3,046           558
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider
   For                                                                     --         1,178            --        3,035           558
   Withhold                                                                --             5            --           11            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                                  --         1,183            --        3,046           558
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
   For                                                                     --         1,178            --        3,035           558
   Withhold                                                                --             5            --           11            --
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                                  --         1,183            --        3,046           558
------------------------------------------------------------------------------------------------------------------------------------
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                              4,067,295         1,182    10,662,218        3,032           558
   Against                                                             26,255             1        27,231           --            --
   Abstain                                                             49,733            --        98,184           14            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            4,143,283         1,183    10,787,633        3,046           558
------------------------------------------------------------------------------------------------------------------------------------


Shareholder
           MEETING REPORT (continued)
                                                                                                               NMP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                                                             Preferred     Preferred
                                                                                                   Common       Shares        Shares
                                                                                                   Shares     Series-M     Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                          7,007,848          817         1,246
   Withhold                                                                                       138,990           12           134
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        7,146,838          829         1,380
------------------------------------------------------------------------------------------------------------------------------------
 Lawrence H. Brown
   For                                                                                          7,001,477          817         1,246
   Withhold                                                                                       145,361           12           134
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        7,146,838          829         1,380
------------------------------------------------------------------------------------------------------------------------------------
 Anne E. Impellizzeri
   For                                                                                          6,995,176          817         1,246
   Withhold                                                                                       151,662           12           134
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        7,146,838          829         1,380
------------------------------------------------------------------------------------------------------------------------------------
 Peter R. Sawers
   For                                                                                          7,007,483          817         1,246
   Withhold                                                                                       139,355           12           134
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        7,146,838          829         1,380
------------------------------------------------------------------------------------------------------------------------------------
 Judith M. Stockdale
   For                                                                                          7,004,012          817         1,246
   Withhold                                                                                       142,826           12           134
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        7,146,838          829         1,380
------------------------------------------------------------------------------------------------------------------------------------
 William J. Schneider
   For                                                                                                 --          817         1,246
   Withhold                                                                                            --           12           134
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          829         1,380
------------------------------------------------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger
   For                                                                                                 --          817         1,246
   Withhold                                                                                            --           12           134
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          829         1,380
------------------------------------------------------------------------------------------------------------------------------------
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                          7,050,915          823         1,371
   Against                                                                                         21,003            3             7
   Abstain                                                                                         74,920            3             2
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                                                       7,146,838          829         1,380
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                           NUO
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                                                Preferred    Preferred     Preferred
                                                                                     Common        Shares       Shares        Shares
                                                                                     Shares      Series-M    Series-TH    Series-TH2
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                            8,408,084           680        1,371           986
   Withhold                                                                         108,134            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,516,218           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------
 Lawrence H. Brown
   For                                                                            8,404,362           680        1,371           986
   Withhold                                                                         111,856            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,516,218           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------
 Anne E. Impellizzeri
   For                                                                            8,397,935           680        1,371           986
   Withhold                                                                         118,283            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,516,218           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------
 Peter R. Sawers
   For                                                                            8,405,926           680        1,371           986
   Withhold                                                                         110,292            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,516,218           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------
 Judith M. Stockdale
   For                                                                            8,386,535           680        1,371           986
   Withhold                                                                         129,683            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,516,218           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------
 William J. Schneider
   For                                                                                   --           680        1,371           986
   Withhold                                                                              --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 --           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger
   For                                                                                   --           680        1,371           986
   Withhold                                                                              --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                 --           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                            8,402,186           680        1,340           986
   Against                                                                           36,216            --           30            --
   Abstain                                                                           77,816            --            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                          8,516,218           680        1,371           986
------------------------------------------------------------------------------------------------------------------------------------


Shareholder
           MEETING REPORT (continued)


                                                                                                               NTX
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                                                             Preferred     Preferred
                                                                                                   Common       Shares        Shares
                                                                                                   Shares     Series-M     Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                          8,577,804          744         1,936
   Withhold                                                                                        78,613            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,656,417          748         1,936
------------------------------------------------------------------------------------------------------------------------------------
 Lawrence H. Brown
   For                                                                                          8,576,708          744         1,936
   Withhold                                                                                        79,709            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,656,417          748         1,936
------------------------------------------------------------------------------------------------------------------------------------
 Anne E. Impellizzeri
   For                                                                                          8,578,158          744         1,936
   Withhold                                                                                        78,259            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,656,417          748         1,936
------------------------------------------------------------------------------------------------------------------------------------
 Peter R. Sawers
   For                                                                                          8,578,442          744         1,936
   Withhold                                                                                        77,975            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,656,417          748         1,936
------------------------------------------------------------------------------------------------------------------------------------
 Judith M. Stockdale
   For                                                                                          8,570,938          744         1,936
   Withhold                                                                                        85,479            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,656,417          748         1,936
------------------------------------------------------------------------------------------------------------------------------------
 William J. Schneider
   For                                                                                                 --          744         1,936
   Withhold                                                                                            --            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          748         1,936
------------------------------------------------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger
   For                                                                                                 --          744         1,936
   Withhold                                                                                            --            4            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --          748         1,936
------------------------------------------------------------------------------------------------------------------------------------
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                          8,568,747          725         1,936
   Against                                                                                         37,835            5            --
   Abstain                                                                                         49,835           18            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        8,656,417          748         1,936
------------------------------------------------------------------------------------------------------------------------------------

                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

                            Portfolio of
                                       INVESTMENTS January 31, 2001 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 4.1%

$       5,000   The Industrial Development Authority of the County of Gila,                 1/08 at 102           BB   $   3,819,150
                Environmental Revenue Refunding Bonds (ASARCO, Inc. Project),
                Series 1998, 5.550%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.2%

        2,000   The Children's Trust Fund, Tobacco Settlement Asset-Backed                  7/10 at 100          Aa3       2,042,900
                Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.2%

        1,750   Student Loan Acquisition Authority of Arizona, Student Loan Revenue         5/04 at 102          Aa1       1,854,213
                Bonds, Subordinated Fixed Rate Bonds, Series 1994B,
                6.600%, 5/01/10 (Alternative Minimum Tax)

          100   University of Arizona, Telecommunications System Certificates               7/02 at 102           A+         105,692
                of Participation, Series 1991, 6.500%, 7/15/12

        1,000   Arizona Board of Regents, University of Arizona, System Revenue             6/02 at 102           AA       1,051,500
                Refunding Bonds, Series 1992, 6.250%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 16.1%

        2,000   Arizona Health Facilities Authority, Hospital Revenue Bonds                11/09 at 100           A2       2,028,940
                (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

        2,125   Arizona Health Facilities Authority, Hospital System Revenue Bonds         12/10 at 102          BBB       2,102,518
                (John C. Lincoln Health Network), Series 2000, 7.000%, 12/01/25

        2,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic                7/10 at 101          BBB       1,894,540
                Healthcare West), Series 1999A, 6.625%, 7/01/20

          500   The Industrial Development Authority of the County of Maricopa,             9/05 at 101          AAA         539,090
                Baptist Hospital System Revenue Refunding Bonds, Series 1995,
                5.500%, 9/01/16

        3,000   The Industrial Development Authority of the City of Mesa, Discovery         1/10 at 101          AAA       3,125,250
                Health System Revenue Bonds, Series 1999A, 5.750%, 1/01/25

        2,000   Hospital District No. One of the County of Mohave, Refunding                6/02 at 101          AAA       2,088,840
                General Obligation Bonds (Kingman Regional Medical Center
                Project), Series 1992, 6.500%, 6/01/15

          515   Puerto Rico Industrial, Tourist, Educational, Medical and                  11/10 at 101           AA         582,898
                Environmental Control Facilities Financing Authority, Hospital
                Revenue Bonds (Hospital de la Concepcion Project), Series 2000A,
                6.375%, 11/15/15

        2,000   University Medical Center Corporation of Tucson, Hospital Revenue           7/02 at 102          AAA       2,078,100
                Refunding Bonds, Series 1992, 6.250%, 7/01/16

        1,055   The Industrial Development Authority of the City of Winslow,                6/08 at 101          N/R         820,896
                Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.4%

        2,011   The Industrial Development Authority of the City of Glendale,              10/10 at 105          Aaa       2,339,577
                Multifamily Housing Revenue Bonds, Series 2000A (GNMA
                Collateralized Mortgage Loan - Maridale Apartments Project),
                7.500%, 10/20/35

        1,275   The Industrial Development Authority of the County of Maricopa,            10/10 at 105          Aaa       1,372,232
                Multifamily Housing Revenue Bonds (GNMA Collateralized -
                Villas at Augusta Project), Series 2000, 6.400%, 10/20/20

        3,215   The Industrial Development Authority of the County of Tucson,               7/10 at 101           AA       3,249,915
                Senior Living Facilities Revenue Bonds (The Christian Care
                Project), Series 2000A, 5.625%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.9%

          330   The Industrial Development Authority of the City of Phoenix,                6/05 at 102          AAA         357,456
                Statewide Single Family Mortgage Revenue  Bonds,
                Series 1995, 6.150%, 6/01/08 (Alternative Minimum Tax)

        1,500   The Industrial Development Authority of the City of Phoenix,                6/10 at 105          AAA       1,698,510
                Single Family Mortgage Revenue Bonds, Series 2000-1B,
                6.000%, 6/01/31 (Alternative Minimum Tax)


                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)
   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$         285   The Industrial Development Authority of the County of Pima,                 8/05 at 102            A   $     293,658
                Single Family Mortgage Revenue  Refunding Bonds, Series 1995A,
                6.500%, 2/01/17

        2,165   The Industrial Development Authority of the County of Pima,                 5/07 at 102          AAA       2,226,508
                Single Family Mortgage Revenue Bonds,  Series 1997A,
                6.250%, 11/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.1%

        1,000   The Industrial Development Authority of the County of Mohave,               5/06 at 103          AAA       1,062,070
                Health Care Revenue Refunding Bonds, Series 1996 (GNMA
                Collateralized - Chris Ridge and Silver Ridge Village Projects),
                6.375%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.9%

        1,400   Chandler Unified School District No. 80 of Maricopa County,                 7/03 at 101          AAA       1,461,614
                General Obligation Refunding Bonds, Series 1993, 5.950%, 7/01/10

        3,625   City of Mesa, General Obligation Bonds, Series 1999, 5.000%, 7/01/18        7/09 at 100          AAA       3,631,018

        2,500   City of Phoenix, General Obligation Refunding Bonds, Series 1992,           7/02 at 102          AA+       2,639,375
                6.375%, 7/01/13

          585   Tempe Union High School District No. 213 of Maricopa County,                7/04 at 101          AAA         620,270
                School Improvement and Refunding Bonds, Series 1994,
                6.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.5%

                Bullhead City, Bullhead Parkway Improvement District,
                Improvement Bonds:
          910   6.100%, 1/01/08                                                             1/03 at 103         Baa2         955,873
          970   6.100%, 1/01/09                                                             1/03 at 103         Baa2       1,018,345

        3,000   Maricopa County Industrial Development Authority, Education                 7/10 at 102         Baa3       3,063,210
                Revenue Bonds (Arizona Charter Schools Project I), Series 2000A,
                6.750%, 7/01/29

                Phoenix Industrial Development Authority, Government Office Lease
                Revenue Bonds (Capitol Mall L.L.C. Project), Series 2000:
        1,000   5.375%, 9/15/22                                                             9/10 at 100          AAA       1,015,700
        2,000   5.500%, 9/15/27                                                             9/10 at 100          AAA       2,046,060

        2,150   Phoenix Civic Plaza Building Corporation, Senior Lien Excise Tax            7/05 at 101          AA+       2,290,546
                Revenue Bonds, Series 1994, 6.000%, 7/01/14

        1,000   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101            A       1,134,740
                Revenue Bonds, Series B, 6.500%, 7/01/27

          500   Surprise Municipal Property Corporation, Excise Tax Revenue                 7/09 at 101          AAA         529,095
                Bonds, Series 2000, 5.700%, 7/01/20

          500   City of Tucson, Certificates of Participation, Series 2000,
                5.700%, 7/01/20                                                             7/08 at 100          AAA         523,240

        2,100   City of Tucson, Junior Lien Street and Highway User Revenue Bonds,          7/10 at 100          AAA       2,102,247
                Series 1994-E, 5.000%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 22.1%

        3,500   The Industrial Development Authority of the County of Maricopa,            No Opt. Call          AAA       4,289,565
                Samaritan Health Services, Hospital System Revenue Refunding
                Bonds, Series 1990A, 7.000%, 12/01/16

                The Industrial Development Authority of the County of Mohave,
                Hospital System Revenue Refunding Bonds (Medical Environments,
                Inc. and Phoenix Baptist Hospital and Medical Center Inc.),
                Series 1993:
        5,000   6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102          Aaa       5,441,400
        1,000   7.000%, 7/01/16 (Pre-refunded to 7/01/03)                                   7/03 at 102          Aaa       1,093,520

        2,700   City of Phoenix, Civic Improvement Corporation, Wastewater                  7/03 at 102          AAA       2,902,284
                System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/23
                (Pre-refunded to 7/01/03)

        1,510   Metropolitan Domestic Water Improvement District of Pima County,            1/03 at 101          AAA       1,595,693
                Special Assessment and Water Revenue Bonds, Series 1992,
                6.200%, 1/01/12 (Pre-refunded to 1/01/03)

        1,415   Tempe Union High School District No. 213 of Maricopa County,                7/04 at 101          AAA       1,530,280
                School Improvement and Refunding Bonds, Series 1994,
                6.000%, 7/01/12 (Pre-refunded to 7/01/04)

        3,000   City of Tucson, General Obligation Bonds, Series 1984-G (1994),             7/04 at 101          AAA       3,268,260
                6.250%, 7/01/18 (Pre-refunded to 7/01/04)

          725   City of Tucson, Certificates of Participation, Series 1994,                 7/04 at 100        AA***         785,349
                6.375%, 7/01/09 (Pre-refunded to 7/01/04)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 9.4%

$       3,000   Coconino County, Pollution Control Corporation, Pollution Control          10/06 at 102          BBB   $   2,958,510
                Revenue Bonds (Nevada Power Company Project), Series 1996,
                6.375%, 10/01/36 (Alternative Minimum Tax)

        2,000   Mohave County, the Industrial Development Authority, Industrial            11/03 at 101           A-       2,061,480
                Development Revenue Bonds (Citizen Utilities Company Projects),
                1994 Series, 6.600%, 5/01/29 (Alternative Minimum Tax)

          500   Navajo County, Pollution Control Corporation, Pollution Control             8/03 at 102          AAA         516,720
                Revenue Refunding Bonds (Arizona  Public Service Company),
                1993 Series A, 5.875%, 8/15/28

        1,465   Pima County, the Industrial Development Authority, Industrial               1/02 at 103          AAA       1,550,263
                Development Lease Obligation Refunding Revenue Bonds
                (Irvington Project), 1988 Series A, 7.250%, 7/15/10

        2,000   Yavapai County, the Industrial Development Authority, Industrial            6/07 at 101           A-       1,730,759
                Development Revenue Bonds (Citizens Utilities Company Project),
                1998 Series, 5.450%, 6/01/33 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.0%

          500   County of Maricopa, the Industrial Development Authority,                  12/07 at 102          AAA         502,924
                Water System Improvement Revenue Bonds (Chaparral City Water
                Company Project), Series 1997A, 5.400%, 12/01/22
                (Alternative Minimum Tax)

        2,000   City of Phoenix Civic Improvement Corporation, Junior Lien Wastewater       7/10 at 101          AAA       2,177,739
                System Revenue Bonds, Series 2000, 6.000%, 7/01/24

        2,000   City of Tucson, Water System Revenue Refunding Bonds,                       7/02 at 102          Aa3       2,056,899
                Series 1992A, 5.750%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$      91,381   Total Investments (cost $91,004,045) - 99.9%                                                              94,227,431
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                          51,000
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  94,278,431
                ====================================================================================================================



* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            Portfolio of
                                       INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.4%

$       1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                  12/03 at 102          BBB   $     969,060
                (WMX Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 0.1%

          350   The Children's Trust Fund, Tobacco Settlement Asset-Backed                  7/10 at 100          Aa3         357,508
                Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.4%

        1,720   Board of Trustees of Ferris State University, General Revenue               4/08 at 100          AAA       1,664,375
                Bonds, Series 1998, 5.000%, 10/01/23

        1,500   Michigan Higher Education Student Loan Authority, Student Loan             No Opt. Call          AAA       1,569,915
                Refunding Revenue Bonds, Series XII-T, 5.300%, 9/01/10
                (Alternative Minimum Tax)

        1,000   Board of Trustees of Oakland University, General Revenue Bonds,             5/05 at 102          AAA       1,056,240
                Series 1995, 5.750%, 5/15/15

        3,430   Board of Governors of Wayne State University, General Revenue              11/09 at 101          AAA       3,470,303
                Bonds, Series 1999, 5.250%, 11/15/19

        1,450   Board of Trustees of Western Michigan University, General Revenue           7/03 at 102          AAA       1,414,606
                Bonds, Series 1993A, 5.000%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 9.8%

        2,900   The Economic Development Corporation of the City of Dearborn,              11/05 at 102          AAA       3,038,359
                Hospital Revenue Bonds (Oakwood Obligated Group), Series 1995A,
                5.875%, 11/15/25

        2,235   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage            8/08 at 100          AAA       2,236,095
                Hospital Revenue Bonds (Portage Health System, Inc.),
                Series 1998, 5.450%, 8/01/47

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding               11/09 at 101            A       1,018,060
                Bonds, Series 1999 (OSF Healthcare System), 6.125%, 11/15/19

                Michigan State Hospital Finance Authority, Revenue Bonds (Ascension
                Health Credit Group), Series 1999A:
        1,000   6.125%, 11/15/23                                                           11/09 at 101          AAA       1,058,760
        2,500   6.125%, 11/15/26                                                           11/09 at 101           AA       2,594,750

        1,700   Michigan State Hospital Finance Authority, Revenue and Refunding            8/09 at 101          AAA       1,774,120
                Bonds (Mercy Health Services Obligated Group), Series 1999X,
                5.750%, 8/15/19

                Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                Group), Series 1999A:
        3,385   5.750%, 5/15/17                                                             5/09 at 101          AAA       3,557,398
          500   5.750%, 5/15/29                                                             5/09 at 101          AAA         514,630

        4,500   Michigan State Hospital Finance Authority, Hospital Revenue Bonds           8/08 at 101         BBB-       3,036,510
                (Detroit Medical Center Obligated Group), Series 1998A,
                5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue and Refunding           11/09 at 101         BBB+         875,630
                Bonds (Memorial Healthcare Center Obligated Group), Series 1999,
                5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds          11/09 at 101          AA-       5,100,950
                (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        2,195   Regents of the University of Michigan, Medical Service Plan                No Opt. Call          Aa2       1,404,844
                Revenue Bonds, Series 1991, 0.000%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.4%

        5,250   Michigan State Housing Development Authority, Limited Obligation           10/02 at 103          AAA       5,504,258
                Revenue Bonds (Parkway Meadows Project), Series 1991,
                6.850%, 10/15/18

        5,000   Michigan State Housing Development Authority, Rental Housing                6/05 at 102          AAA       5,277,350
                Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

        6,795   Michigan State Housing Development Authority, Rental Housing                4/09 at 101          AAA       6,466,326
                Revenue Bonds, 1999 Series A, 5.300%, 10/01/37
                (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.5%

$       1,405   Michigan State Housing Development Authority, Single Family                12/01 at 102          AA+   $   1,455,608
                Mortgage Revenue Bonds, 1991 Series B, 6.950%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.6%

        2,000   The Economic Development Corporation of the Charter Township                7/09 at 101            A       1,885,760
                of Grand Rapids, Limited Obligation Revenue Bonds (Porter Hills
                Obligated Group - Cook Valley Estate Project), Series 1999,
                5.450%, 7/01/29

        1,250   Michigan State Hospital Finance Authority, Revenue Bonds                    1/07 at 102          N/R       1,134,375
                (Presbyterian Villages of Michigan Obligated Group),
                Series 1997, 6.375%, 1/01/25

        1,300   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Porter           7/08 at 101            A       1,193,738
                Hills Presbyterian Village, Inc. Project), Series 1998, 5.375%, 7/01/28

        5,280   The Economic Development Corporation of the City of Warren, Nursing         3/02 at 101          Aaa       5,407,776
                Home Revenue Refunding Bonds (GNMA Mortgage-Backed
                Security - Autumn Woods Project), Series 1992, 6.900%, 12/20/22


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 24.7%

                Allegan Public Schools, County of Allegan, 2000 General Obligation Bonds:
        1,850   5.600%, 5/01/20                                                             5/10 at 100          AAA       1,922,224
        1,150   5.750%, 5/01/30                                                             5/10 at 100          AAA       1,204,913

        2,190   Anchor Bay School District, Counties of Macomb and St.Clair,                5/09 at 100          AAA       2,340,190
                1999 School Building and Site Bonds, Series I (General
                Obligation - Unlimited Tax), 6.000%, 5/01/29

        1,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm,                 5/08 at 100          AAA         963,140
                1998 Refunding Bonds (General Obligation - Unlimited Tax),
                5.000%, 5/01/26

        1,000   Charlotte Public Schools, County of Easton, 1999 School Building            5/09 at 100          AAA       1,000,910
                and Site Bonds (General Obligation - Unlimited Tax),
                5.250%, 5/01/25

        1,000   Chippewa Valley Schools, County of Macomb, 1993 Refunding                   5/03 at 102          AAA         975,670
                Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/21

        2,000   Clarkston Community Schools, County of Oakland, 1997 School                 5/07 at 100          AAA       2,003,520
                Building and Site Bonds (General Obligation - Unlimited Tax),
                5.250%, 5/01/23

        4,720   School District of the City of Detroit, Wayne County, School                5/09 at 101          AAA       4,317,101
                Building and Site Improvement Bonds (General Obligation -
                Unlimited Tax), Series 1998A, 4.750%, 5/01/28

        2,000   East Grand Rapids Public Schools, County of Kent, 2000 School               5/09 at 100          AAA       2,137,160
                Building and Site Bonds (General Obligation - Unlimited Tax),
                6.000%, 5/01/29

        1,085   Freeland Community School District, Counties of Saginaw,                    5/10 at 100          AAA       1,101,188
                Midland, and Bay, 2000 School Building and Sites Bonds
                (General Obligation - Unlimited Tax), 5.250%, 5/01/19

        3,300   Grand Ledge Public Schools, Counties of Eaton, Clinton and Ionia,           5/05 at 102          AAA       3,325,806
                1995 Refunding Bonds, 5.375%, 5/01/24

          725   Lake Orion Community School District, County of Oakland,                    5/05 at 101          AAA         739,319
                1995 Refunding Bonds (General Obligation - Unlimited Tax),
                5.500%, 5/01/20

        1,000   Mancelona Public School District, Counties of Antrim and                    5/06 at 100          AAA       1,009,740
                Kalkaska, General Obligation Bonds, Series 1997, 5.200%, 5/01/17

        6,400   Mattawan Consolidated School, Counties of Van Buren                         5/02 at 102          AAA       6,690,688
                and Kalamazoo, 1992 Refunding Bonds (General Obligation -
                Unlimited Tax), 6.300%, 5/01/17

        2,875   Milan Area Schools, Counties of Washtenaw and Monroe,                       5/10 at 100          AAA       3,023,091
                2000 School Building and Site Bonds (General Obligation -
                Unlimited Tax), Series A and B, 5.750%, 5/01/24

        2,000   Montcalm County Building Authority, Correctional Facility                   5/10 at 100          AAA       2,002,000
                Improvement General Obligation Bonds, Series 2000,
                5.250%, 5/01/25

        2,500   Montrose Township School District, School Building and Site                No Opt. Call          AAA       2,791,375
                Bonds, Series 1997, 6.000%, 5/01/22

        1,000   Muskegon Heights Public Schools, County of Muskegon,                        5/09 at 100          AAA         958,350
                1999 School Building and Site Bonds (General Obligation -
                Unlimited Tax), 5.000%, 5/01/29

        1,045   Nice Community School District, Counties of Marquette and Baraga,           5/04 at 101          AAA       1,051,333
                1995 School Building and Site Bonds (General Obligation -
                Unlimited Tax), 5.250%, 5/01/20

        1,225   North Branch Area Schools, County of Lapeer, 1993 Refunding             5/03 at 101 1/2          AAA       1,234,604
                Bonds (General Obligation - Unlimited Tax), 5.375%, 5/01/21


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$       1,470   Parchment School District, County of Kalamazoo, 1998 School                No Opt. Call          AAA   $   1,444,937
                Building and Site Bonds (General Obligation - Unlimited Tax),
                5.000%, 5/01/25

        4,000   Pinckney Community Schools, Counties of Livingston and                      5/07 at 100          AAA       4,063,400
                Washtenaw, 1997 School Building and Site Bonds (General
                Obligation - Unlimited Tax), 5.500%, 5/01/27

          685   Reeths-Puffer Schools, County of Muskegon, 1995 School                      5/05 at 101          AAA         717,853
                Building, Site and Refunding Bonds, 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland                    5/10 at 100          AAA       1,060,620
                and Macomb, 2000 School Building, Site and Refunding Bonds,
                Series I (General Obligation - Unlimited Tax), 5.750%, 5/01/19

        2,100   Romulus Community Schools, County of Wayne, 1999 School                     5/09 at 100          AAA       2,334,885
                Building and Site Bonds (General Obligation - Unlimited Tax),
                5.750%, 5/01/25

        2,500   Taylor Building Authority, County of Wayne, General Obligation -            3/10 at 100          AAA       2,525,200
                Limited Tax Bonds, Series 2000, 5.125%, 3/01/17

        1,980   Building Authority, County of Washtenaw, General Obligation -               9/07 at 100          AAA       2,026,669
                Limited Tax Bonds, Series 1999, %, 9/01/17

        2,600   West Bloomfield School District, County Of Oakland, 2000 School             5/10 at 100          AAA       2,803,944
                Building and Site Bonds (General Obligation - Unlimited Tax),
                5.900%, 5/01/18

                Western Townships Utilities Authority, Sewage Disposal System
                Refunding Bonds, Series 1991:
        1,500   6.750%, 1/01/15                                                             1/02 at 100          AAA       1,542,105
        5,040   6.500%, 1/01/19                                                             1/02 at 100          AAA       5,169,276

        1,725   Williamston Community School District, General Obligation -                No Opt. Call          AAA       1,816,546
                Unlimited Tax Bonds, Series 1996, 5.500%, 5/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.6%

        1,000   City of Grand Rapids Building Authority, County of Kent, General           No Opt. Call           AA       1,019,680
                 Obligation - Limited Tax Bonds, Series 1998, 5.000%, 4/01/16

          255   Michigan Municipal Bond Authority, Local Government Loan                    5/02 at 102            A         266,345
                Program Revenue Bonds, Series 1992D, 6.650%, 5/01/12

        3,800   State Building Authority, 1991 Revenue Refunding Bonds, Series I,          10/01 at 102          AA+       3,906,400
                6.250%, 10/01/20

        1,000   State Building Authority, 1998 Revenue Bonds Series I (Facilities          10/09 at 100          AA+         931,280
                Program), 4.750%, 10/15/21

                The State of Michigan, Certificates of Participation (525 Redevco, Inc.):
        2,000   5.500%, 6/01/19                                                             6/10 at 100          AAA       2,069,940
        2,000   5.500%, 6/01/27                                                             6/10 at 100          AAA       2,043,920

                Puerto Rico Highway and Transportation Authority, Highway Revenue
                Bonds, Series Y of 1996:
        2,000   5.000%, 7/01/36                                                             7/16 at 100            A       1,931,720
        4,100   5.500%, 7/01/36                                                             7/16 at 100            A       4,250,306

        1,125   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101            A       1,220,985
                Revenue Bonds, Series B, 6.000%, 7/01/39


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.0%

        2,505   Charter County of Wayne, Airport Revenue Bonds (Detroit                    12/01 at 102          AAA       2,611,638
                Metropolitan Wayne County Airport), Subordinate Lien,
                Series 1991B, 6.750%, 12/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 16.4%

        1,600   Gaylord Community Schools, Counties of Ostego and Antrim,                   5/02 at 102          AAA       1,691,728
                1992 School Building, Site and Refunding Bonds, 6.600%, 5/01/21
                (Pre-refunded to 5/01/02)

        1,000   Grosse Ile Township School District, School Improvement                     5/07 at 100          AAA       1,112,190
                Refunding Bonds, General Obligation, Series 1996,
                6.000%, 5/01/22 (Pre-refunded to 5/01/07)

        3,100   Hemlock Public School District, Counties of Saginaw and                     5/02 at 102          AAA       3,286,124
                Midland, 1992 School Building, Site and Refunding Bonds,
                6.750%, 5/01/21 (Pre-refunded to 5/01/02)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$       2,000   Lincoln Park School District, General Obligation Bonds, Series 1996,        5/06 at 101          AAA   $   2,202,940
                 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

        3,100   Michigan Municipal Bond Authority, State Revolving Fund Revenue            10/02 at 102          AAA       3,311,017
                Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

        1,745   Michigan Municipal Bond Authority, Local Government Loan Program            5/02 at 102         A***       1,845,669
                Revenue Bonds, Series 1992D, 6.650%, 5/01/12
                (Pre-refunded to 5/01/02)

        3,035   Michigan State Hospital Finance Authority, Hospital Revenue                12/02 at 102          AAA       3,267,815
                Bonds (MidMichigan Obligated Group), Series 1992,
                6.900%, 12/01/24 (Pre-refunded to 12/01/02)

        1,450   Michigan State Hospital Finance Authority, Hospital Revenue                 9/01 at 102          Aaa       1,514,960
                Bonds (McLaren Obligated Group), Series 1991A, 7.500%, 9/15/21
                (Pre-refunded to 9/15/01)

        9,355   Michigan State Hospital Finance Authority, Hospital Revenue                11/01 at 102       Aa2***       9,785,143
                Bonds (Daughters of Charity National Health System - Providence
                Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

        2,150   North Branch Area Schools, County of Lapeer, 1992 School Building,          5/02 at 102          AAA       2,273,260
                Site and Refunding Bonds  (General Obligation - Unlimited
                Tax), 6.600%, 5/01/17 (Pre-refunded to 5/01/02)

        1,500   Perry Public Schools, Counties of Shiawassee and Ingham,                5/02 at 101 1/2          AAA       1,575,480
                1992 School Building and Site Bonds (General Obligation -
                Unlimited Tax), 6.375%, 5/01/22 (Pre-refunded to 5/01/02)

        4,845   Saginaw-Midland Municipal Water Supply Corporation, Water                   9/04 at 102        A2***       5,424,559
                Supply Revenue Bonds (General  Obligation - Limited Tax),
                Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

        6,250   Regents of the University of Michigan, Medical Service Plan                12/01 at 102       Aa2***       6,530,375
                Revenue Bonds, Series 1991, 6.500%, 12/01/21
                (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 16.6%

        6,425   The Economic Development Corporation of the City of Detroit,                5/01 at 102          AAA       6,589,673
                Resource Recovery Revenue Bonds, Series 1991A, 6.875%, 5/01/09
                (Alternative Minimum Tax)

        2,390   Michigan South Central Power Agency, Power Supply System                   11/01 at 102         Baa1       2,486,389
                Revenue Refunding Bonds, 1991 Series, 6.750%, 11/01/10

        4,475   Michigan South Central Power Agency, Power Supply System                   No Opt. Call         Baa1       4,658,520
                Revenue Bonds, 2000 Series, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Adjustable Rate Demand Limited                    No Opt. Call          AAA       4,502,144
                Obligation, Refunding Revenue Bonds (Detroit Edison Company
                Pollution Control Bonds Project), Series 1990BB, 7.000%, 5/01/21

        4,330   Michigan Strategic Fund, Limited Obligation Refunding Revenue               9/01 at 102          AAA       4,496,748
                Bonds (Detroit Edison Company Pollution Control Bonds Project),
                Collateralized, Series 1991CC, 6.950%, 9/01/21

        7,600   Michigan Strategic Fund, Limited Obligation Refunding Revenue              12/01 at 102          AAA       7,947,320
                Bonds (Detroit Edison Company Pollution Control Bonds Project),
                Collateralized, Series 1991DD, 6.875%, 12/01/21

        7,000   County of Monroe, Pollution Control Revenue Bonds (Detroit                  9/02 at 102          AAA       7,430,360
                Edison Company Monroe and Fermi Plants Project), Collateralized,
                Series I 1992, 6.875%, 9/01/22 (Alternative Minimum Tax)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                  7/05 at 100           A-       1,011,850
                Series X, 5.500%, 7/01/25

        5,000   City of Wyandotte, County of Wayne, 1992 Electric Revenue                  10/02 at 102          AAA       5,278,350
                Refunding Bonds, 6.250%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.2%

        5,250   City of Detroit, Sewage Disposal System Revenue Refunding Bonds,            7/05 at 100          AAA       5,066,775
                Series 1995-B, 5.000%, 7/01/25

                City of Detroit, Sewage Disposal System Revenue Bonds, Series 1997-A:
        3,000   5.500%, 7/01/20                                                             7/07 at 101          AAA       3,088,380
        1,730   5.000%, 7/01/22                                                             7/07 at 101          AAA       1,680,107

        1,000   City of Detroit, Sewage Disposal System Revenue Bonds,                      1/10 at 101          AAA       1,065,009
                Series 1999-A, 5.875%, 7/01/27

        6,000   City of Detroit, Water Supply System Revenue and Revenue                    7/04 at 102          AAA       5,791,919
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23


                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$       2,000   City of Detroit, Water Supply System Revenue Senior Lien Bonds,             1/10 at 101          AAA   $   2,105,619
                Series 1999-A, 5.750%, 7/01/26

        1,000   City of Grand Rapids, Sanitary Sewer System Improvement and                 7/08 at 101          AAA         915,549
                Refunding Revenue Bonds, Series 1998A, 4.750%, 1/01/28

                City of Muskegon Heights, Water Supply System Revenue Bonds,
                Series 2000A:
        1,040   5.625%, 11/01/25                                                           11/10 at 100          Aaa       1,076,191
        1,160   5.625%, 11/01/30                                                           11/10 at 100          Aaa       1,197,676
------------------------------------------------------------------------------------------------------------------------------------
$     256,255   Total Investments (cost $248,994,363) - 97.7%                                                            261,797,114
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                       6,118,719
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 267,915,833
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                            Portfolio of
                                       INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 2.6%

$       3,050   Michigan Strategic Fund, Limited Obligation Revenue Bonds                  12/02 at 102          BBB   $   3,072,143
                (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                (Alternative Minimum Tax)

        1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds                  12/03 at 102          BBB       1,327,612
                (WMX Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 0.3%

          500   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,           7/10 at 100          Aa3         510,725
                Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.5%
        3,000   Board of Regents of Eastern Michigan University, General Revenue           12/06 at 101          AAA       3,057,270
                Bonds, Series 1997, 5.500%, 6/01/27

        1,100   Michigan Higher Education Student Loan Authority, Student Loan             10/02 at 102            A       1,148,807
                and Refunding Revenue Bonds, Series XV-A, 6.700%, 10/01/05
                (Alternative Minimum Tax)

        1,000   Board of Control of Saginaw Valley State University, General                7/09 at 100          Aaa       1,028,970
                Revenue Bonds, Series 1999, 5.625%, 7/01/29

        2,500   Board of Governors of Wayne State University, General Revenue              11/09 at 101          AAA       2,448,200
                Bonds, Series 1999, 5.125%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 19.5%

        2,050   City of Dearborn Economic Development Corporation, Hospital                11/05 at 102          AAA       2,147,806
                Revenue Bonds (Oakwood Obligated Group), Series 1995A,
                5.875%, 11/15/25

        2,200   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage            8/08 at 100          AAA       2,201,078
                Hospital Revenue Bonds (Portage Health System, Inc.), Series 1998,
                5.450%, 8/01/47

        2,500   City of Kalamazoo Hospital Finance Authority, Hospital Revenue              5/06 at 102          AAA       2,610,825
                Refunding and Improvement Bonds (Bronson Methodist Hospital),
                Series 1996, 5.750%, 5/15/16

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (Detroit Medical Center Obligated Group), Series 1993A:
        3,000   6.250%, 8/15/13                                                             8/03 at 102         BBB-       2,589,030
        3,200   6.500%, 8/15/18                                                             8/03 at 102         BBB-       2,682,880

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue and             9/02 at 102          AA-       4,027,400
                Refunding Bonds (Henry Ford Health System), Series 1992A,
                5.750%, 9/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue                 1/05 at 102           A+       2,057,000
                and Refunding Bonds (Otsego Memorial Hospital Gaylord),
                Series 1995, 6.250%, 1/01/20

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds                   11/09 at 101           AA       2,594,750
                (Ascension Health Credit Group), Series 1999A, 6.125%, 11/15/26

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue and             5/09 at 101          AAA       4,117,040
                Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                Group), Series 1999A, 5.750%, 5/15/29

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue                 8/08 at 101         BBB-       1,012,170
                Bonds (Detroit Medical Center Obligated  Group), Series 1998A,
                5.250%, 8/15/28

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue                11/09 at 101          AA-       4,386,817
                Bonds (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        3,000   Regents of the University of Michigan, Hospital Revenue Refunding          12/02 at 102           AA       3,007,440
                Bonds, Series 1993A, 5.500%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.1%

        1,335   Michigan Housing Development Authority, Multifamily Senior                 12/10 at 100          AAA       1,363,169
                Lien Revenue Bonds, Series 2000A-1 (Landings), 5.950%, 12/01/33

        2,400   Michigan State Housing Development Authority, Limited Obligation            4/04 at 103          AAA       2,486,352
                Revenue Bonds (Walled Lake Villa Project), Series 1993,
                6.000%, 4/15/18


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$       1,500   Michigan State Housing Development Authority, Limited Obligation           10/03 at 103          AAA   $   1,524,705
                Revenue Bonds (Brenton Village Green Project), Series 1993,
                5.625%, 10/15/18

          790   Michigan State Housing Development Authority, Rental Housing                4/03 at 102          AAA         807,901
                Revenue Bonds, Series 1993A, 5.875%, 10/01/17

                Mount Clemens Housing Corporation, Multifamily Housing Refunding
                Revenue Bonds, Series 1992A (FHA-Insured Mortgage Loan - Section
                8 Assisted Project):
        1,000   6.600%, 6/01/13                                                             6/03 at 102          AAA       1,047,820
        1,500   6.600%, 6/01/22                                                             6/03 at 102          AAA       1,566,660


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.8%

        1,290   Michigan State Housing Development Authority, Single Family                 6/05 at 102          AA+       1,303,416
                Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 13.7%

        1,000   Central Montcalm Public Schools, Counties of Montcalm                       5/09 at 100          AAA       1,046,320
                and Ionia, 1999 School Building and Site Bonds (General
                Obligation - Unlimited Tax), 5.750%, 5/01/24

          730   Clarkston Community Schools, County of Oakland, 1993 School                 5/03 at 102          AAA         759,660
                Building, Site and Refunding Bonds, 5.900%, 5/01/16

        2,500   School District of the City of Detroit, Wayne County,                       5/01 at 102          AAA       2,567,525
                School Building and Site Bonds (General Obligation - Unlimited
                Tax), Series 1992, 6.250%, 5/01/12

        1,500   School District of the City of Detroit, Wayne County, School                5/09 at 101          AAA       1,371,960
                Building and Site Improvement Bonds (General Obligation -
                Unlimited Tax), Series 1998A, 4.750%, 5/01/28

        3,000   Dexter Community Schools, Counties of Washtenaw and                         5/03 at 102          AAA       2,978,340
                Livingston, School Building, Site and Refunding Bonds (General
                Obligation - Unlimited Tax), 5.000%, 5/01/17

        1,500   Durand Area Schools, Shiawasee County, General Obligation                   5/07 at 100          AAA       1,512,525
                Bonds, Series 1997, 5.375%, 5/01/23

        3,815   City of East Lansing Building Authority, County of Ingham and               4/11 at 100           AA       3,850,403
                Clinton, 2000 Building Authority Bonds (General Obligation -
                Unlimited Tax), 5.375%, 4/01/25

        1,240   Milan Area Schools, Counties of Washtenaw and Monroe,                       5/10 at 100          AAA       1,314,164
                2000 School Building and Site Bonds (General Obligation -
                Unlimited Tax), Series A and B, 5.625%, 5/01/16

        1,100   Commonwealth of Puerto Rico, Public Improvement Refunding               7/07 at 101 1/2            A       1,172,072
                Bonds, Series 1997 (General Obligation Bonds), 5.750%, 7/01/17

          380   Reeths-Puffer Schools, County of Muskegon, 1995 School Building,            5/05 at 101          AAA         398,225
                Site and Refunding Bonds, 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland and                5/10 at 100          AAA       1,060,620
                Macomb, 2000 School Building, Site and Refunding Bonds,
                Series I (General Obligation - Unlimited Tax), 5.750%, 5/01/19

        1,500   Romulus Community Schools, County of Wayne, 1999 School                     5/09 at 100          AAA       1,667,775
                Building and Site Bonds (General Obligation - Unlimited Tax),
                5.750%, 5/01/25

        2,500   West Bloomfield School District, County Of Oakland, 2000 School             5/10 at 100          AAA       2,683,425
                Building and Site Bonds (General Obligation - Unlimited Tax),
                5.800%, 5/01/17

        1,000   Western Townships Utilities Authority, Sewage Disposal System               1/02 at 100          AAA       1,025,790
                Refunding Bonds, Series 1991, 6.500%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 19.5%

        6,000   City of Detroit Convention Facility, Limited Tax Revenue Refunding          9/03 at 102          AAA       6,175,680
                Bonds (Cobo Hall Expansion Project), Series 1993, 5.250%, 9/30/12

        1,400   City of Detroit Downtown Development Authority, Tax Increment               7/08 at 100          AAA       1,290,660
                Refunding Bonds (Development Area No. 1 Projects), Series 1998A,
                4.750%, 7/01/25

        7,000   Detroit/Wayne County Stadium Authority, Building Authority                  2/07 at 102          AAA       7,001,820
                Bonds, Series 1997 (General Obligation - Limited Tax),
                5.250%, 2/01/27

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$       5,000   Michigan Municipal Bond Authority, State Drinking Water Revolving          10/09 at 101          AAA   $   5,145,000
                Fund, Revenue Bonds, Series 1999, 5.500%, 10/01/21

        2,750   State Building Authority, 1991 Revenue Refunding Bonds, Series I,          10/01 at 102          AA+       2,827,000
                6.250%, 10/01/20

        1,000   State Building Authority, 1991 Revenue Bonds, Series II, 6.250%, 10/01/20  10/01 at 102          AA+       1,028,200

        1,500   State Building Authority, 2000 Revenue Bonds, Series I (Facilities         10/10 at 100          AA+       1,529,415
                Program), 5.375%, 10/15/20

        2,275   State of Michigan, Comprehensive Transportation Bonds, Series 1992A,        5/02 at 100           AA       2,311,332
                5.750%, 5/15/12

        1,500   State of Michigan, State Trunk Line Fund Refunding Bonds,                  11/08 at 101          AAA       1,444,185
                Series 1998A, 5.000%, 11/01/26

        1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue           7/16 at 100            A         965,860
                Bonds, Series Y of 1996, 5.000%, 7/01/36

        3,615   Saginaw-Midland Municipal Water Supply Corporation, Water               9/02 at 101 1/2           A2       3,679,962
                Supply System Revenue Bonds, Series 1993 (General
                Obligation - Limited Tax), Series 1993, 5.250%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.7%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,              6/03 at 102         Baa2       1,015,270
                1993 Series A (American Airlines, Inc. Project), 6.300%, 6/01/23
                (Alternative Minimum Tax)

        2,000   Charter County of Wayne, Detroit Metropolitan Wayne County                 12/08 at 101          AAA       1,881,220
                Airport, Airport Revenue Bonds, Series 1998A, 5.000%, 12/01/28
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 6.3%

        2,000   Board of Control of Ferris State University, General Revenue               10/03 at 102          AAA       2,166,920
                Bonds, Series 1993, 6.250%, 10/01/19 (Pre-refunded to 10/01/03)

        1,950   Michigan Municipal Bond Authority, State Revolving Fund Revenue            No Opt. Call          AAA       2,113,137
                Bonds, Series 1994, 7.000%, 10/01/03

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue                 5/03 at 102          AAA       3,145,230
                Refunding Bonds (St. John Hospital), Series 1993A, 6.000%, 5/15/13

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue                11/01 at 102       Aa2***       2,614,950
                Bonds (Daughters of Charity National Health System - Providence
                Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

          620   Reeths-Puffer Schools, County of Muskegon, 1995 School                      5/05 at 101          AAA         672,663
                Building, Site and Refunding Bonds, 5.750%, 5/01/15
                (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 12.0%

        4,020   Michigan Public Power Agency, Refunding Revenue Bonds                       1/03 at 102          AA-       4,030,372
                (Belle River Project), 1993 Series A, 5.250%, 1/01/18

        1,000   Michigan South Central Power Agency, Power Supply System                   No Opt. Call         Baa1       1,041,010
                Revenue Bonds, 2000 Series, 6.000%, 5/01/12

        3,500   Michigan Strategic Fund, Limited Obligation Refunding Revenue               6/03 at 102          AAA       3,680,215
                Bonds (Consumers' Power Company Project), Collateralized,
                Series 1993B, 5.800%, 6/15/10

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               9/09 at 102          AAA       1,013,290
                Bonds (Detroit Edison Company Pollution Control Bonds Project),
                Collateralized, Series 1999A, 5.550%, 9/01/29
                (Alternative Minimum Tax)

                County of Monroe, Pollution Control Revenue Bonds (Detroit Edison
                Company Project), Series CC-1992:
        2,500   6.550%, 6/01/24 (Alternative Minimum Tax)                                   6/03 at 102          AAA       2,666,100
        1,500   6.550%, 9/01/24 (Alternative Minimum Tax)                                   9/03 at 102          AAA       1,606,785

        6,000   County of Monroe, Pollution Control Revenue Bonds (Detroit                 No Opt. Call          AAA       6,497,220
                Edison Company Project), Series A-1994, 6.350%, 12/01/04
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 13.0%

        3,000   City of Detroit, Sewage Disposal System Revenue Bonds,                      7/07 at 101          AAA       3,088,380
                Series 1997-A, 5.500%, 7/01/20

        3,755   City of Detroit, Sewage Disposal System Revenue and Refunding               7/03 at 102          AAA       3,920,933
                Bonds, Series 1993-A, 5.700%, 7/01/13


                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

                City of Detroit, Sewage Disposal System Revenue Bonds, Series 1999-A:
$       5,000   5.750%, 7/01/26                                                             1/10 at 101          AAA   $   5,271,400
        2,000   5.875%, 7/01/27                                                             1/10 at 101          AAA       2,130,020

        2,250   City of Detroit, Water Supply System Revenue and Refunding                  7/04 at 102          AAA       2,127,015
                Revenue Bonds, Series 1993, 4.750%, 7/01/19

        4,000   City of Detroit, Water Supply System Revenue Senior Lien Bonds,             1/10 at 101          AAA       4,211,240
                Series 1999-A, 5.750%, 7/01/26

        1,600   City of Grand Rapids, Sanitary Sewer System Improvement                     7/08 at 101          AAA       1,464,879
                 and Refunding Revenue Bonds, Series 1998A, 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     166,585   Total Investments (cost $160,724,340) - 99.0%                                                            169,294,153
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       1,753,097
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 171,047,250
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                            Portfolio of
                                       INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.1%

$       2,440   Ohio Water Development Authority, Revenue Bonds (USA Waste                  3/02 at 102          N/R   $   2,517,031
                Services), Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 1.5%

        3,250   The Children's Trust Fund, Tobacco Settlement Asset-Backed                  7/10 at 100          Aa3       3,319,713
                Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 6.3%

          825   Bowling Green State University, General Receipts Bonds,                     6/01 at 102            A         849,305
                Series 1991, 6.700%, 6/01/07

        3,665   State of Ohio, Education Loan Revenue Bonds, Series 1997A                   6/07 at 102          AAA       3,779,165
                (Supplemental Student Loan Program), 1997A1, 5.850%, 12/01/19
                (Alternative Minimum Tax)

        1,000   Ohio Higher Educational Facility Commission, Higher Educational            12/04 at 102          AAA       1,056,610
                Facility Revenue Bonds (University of Dayton 1994 Project),
                5.800%, 12/01/14

        2,400   Ohio Higher Educational Facility Commission, Higher Educational            12/03 at 102          AAA       2,607,984
                Facility Mortgage Revenue Bonds (University of Dayton
                1992 Project), 6.600%, 12/01/17

        1,200   Ohio Higher Educational Facility Commission, Higher Educational             9/06 at 101          N/R       1,233,228
                Facility Revenue Bonds (University of Findlay 1996 Project),
                6.125%, 9/01/16

        1,575   Ohio State University, General Receipts Bonds, Series 1992A1,              12/02 at 102           AA       1,643,465
                5.875%, 12/01/12

        3,150   The Student Loan Funding Corporation, Student Loan Subordinated             7/02 at 100            A       3,194,352
                Revenue Refunding Bonds, Series 1992D, 6.600%, 7/01/05
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.0%

        2,250   Ohio Air Quality Development Authority, Air Quality Development             4/01 at 102         Baa2       2,305,058
                Refunding Revenue Bonds, Series 1992 (Ashland Oil, Inc. Project),
                6.850%, 4/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 9.9%

        1,300   Akron Bath and Copley Joint Township Hospital District, Hospital           11/03 at 102         Baa1       1,165,190
                Facilities Revenue Bonds, Series 1993A (Summa Health System
                Project), 5.500%, 11/15/13

        1,000   County of Butler Hospital Facilities, Revenue Refunding and                 1/02 at 102         Baa1       1,026,370
                Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                Hospital Center), 7.500%, 1/01/10

                City of Cambridge, Hospital Revenue Refunding Bonds, Series 1991
                (Guernsey Memorial Hospital Project):
        1,680   8.000%, 12/01/06                                                           12/01 at 102          BBB       1,735,423
          750   8.000%, 12/01/11                                                           12/01 at 102          BBB         772,973

        2,675   County of Clermont, Hospital Facilities Revenue Refunding Bonds,            1/03 at 102          AAA       2,776,035
                Series 1993A (Mercy Health System), 5.875%, 1/01/15

        1,000   County of Cuyahoga, Hospital Improvement and Refunding                      2/07 at 102          AAA       1,041,270
                Revenue Bonds, Series 1997 (The MetroHealth System Project),
                5.625%, 2/15/17

        1,170   County of Cuyahoga, Hospital Facilities Revenue Bonds,                      2/03 at 102          AA-       1,218,848
                Series 1993 (Health Cleveland, Inc. - Fairview General Hospital
                Project), 6.300%, 8/15/15

                County of Franklin, Hospital Refunding and Improvement Revenue
                Bonds, 1996 Series A (The Children's Hospital Project):
        1,000   5.750%, 11/01/20                                                           11/06 at 101           Aa       1,022,040
        1,500   5.875%, 11/01/25                                                           11/06 at 101           Aa       1,535,880

        1,500   County of Franklin, Hospital Revenue Refunding and Improvement             11/02 at 102           Aa       1,595,925
                Bonds, 1992 Series A (The Children's Hospital Project),
                6.600%, 5/01/13

        2,500   County of Marion, Hospital Refunding and Improvement Revenue                5/06 at 102         BBB+       2,445,400
                Bonds, Series 1996 (The Community Hospital), 6.375%, 5/15/11

        1,500   County of Montgomery Hospital Facilities, Revenue Refunding                 4/06 at 102          AAA       1,561,725
                and Improvement Bonds, Series 1996 (Kettering Medical Center),
                5.625%, 4/01/16


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare (continued)

$       2,500   County of Richland Hospital Facilities, Revenue Improvement                11/10 at 101           A-   $   2,452,325
                Bonds, Series 2000B (MedCentral Health System Obligated
                Group), 6.375%, 11/15/30

        1,500   City of Steubenville Hospital Facilities, Revenue Refunding                10/10 at 100           A3       1,507,350
                and Improvement Bonds, Series 2000 (Trinity Health System),
                6.375%, 10/01/20

          750   County of Tuscarawas, Hospital Facilities Revenue Bonds,                   10/03 at 102         Baa2         692,378
                Series 1993A (Union Hospital Project), 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 12.0%

        1,385   County of Clermont, Mortgage Revenue Bonds, Series 1994-A,                  8/03 at 103          Aaa       1,401,883
                (GNMA Collateralized - Southeastern Ecumenical Ministry
                Villa II Project), 5.950%, 2/20/30

        1,435   County of Cuyahoga, Multifamily Housing Revenue Bonds,                      6/08 at 105          Aaa       1,496,633
                Series 1997(Water Street Associates Project),
                6.150%, 12/20/26 (Alternative Minimum Tax)

          985   County of Franklin, Multifamily Housing Mortgage Revenue                    1/05 at 103           Aa         955,578
                Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton
                Creek Apartments Project), 5.550%, 7/01/24 (Alternative
                Minimum Tax)

        6,155   County of Franklin, Mortgage Revenue Bonds, Series 1992A                    1/02 at 103           Aa       6,395,353
                (FHA-Insured Mortgage Loan - Kensington Place Project),
                6.750%, 1/01/34

        5,200   Hamilton County, Multifamily Housing Revenue Bonds,                         1/07 at 102          AAA       5,237,700
                Series 1997 (Huntington Meadows Project), 5.700%, 1/01/27
                (Alternative Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation, Mortgage                   1/04 at 102          Aaa       4,144,448
                Revenue Refunding Bonds, Series 1999A (FHA-Insured
                Mortgage Loan - Northgate Apartments Section 8 Assisted
                Project), 6.000%, 7/01/24

        3,265   Ohio Housing Finance Agency, Multifamily Housing Revenue                   12/09 at 100          AAA       3,378,851
                Bonds, Series 1999C (Timber Lake Apartments Project),
                6.150%, 12/01/24 (Alternative Minimum Tax)

        4,315   Ohio Capital Corporation for Housing, Mortgage Revenue                      2/09 at 102          Aa2       4,460,847
                Refunding Bonds, Series 1999G (FHA-Insured Mortgage
                Loans - Section 8 Assisted Projects), 5.950%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.8%

        3,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                   9/09 at 100          Aaa       3,166,560
                Bonds, 2000 Series A1 (Mortgage-Backed Securities Program),
                6.350%, 9/01/31 (Alternative Minimum Tax)

        3,080   Ohio Housing Finance Agency, Residential Mortgage Revenue                   9/07 at 102          Aaa       3,127,740
                Bonds, 1996 Series B-3 (Mortgage-Backed Securities
                Program), 5.750%, 9/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 0.9%

        1,365   County of Franklin Health Care Facilities, Revenue Bonds,                   7/03 at 102          N/R       1,227,190
                Series 1993 (Ohio Presbyterian Retirement Services),
                6.500%, 7/01/23

        1,000   County of Marion Health Care Facilities, Refunding and                     11/03 at 102         BBB-         908,640
                Improvement Revenue Bonds, Series 1993 (United Church
                Homes, Inc. Project), 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 16.5%

        1,000   Ansonia Local School District, Darke County, General                       12/10 at 102          Aaa       1,031,990
                Obligation Bonds, Series 2000, 5.500%, 2/01/22

                Berea City School District, School Improvement Bonds, Series
                1993 (General Obligation - Unlimited Tax):
          650   7.500%, 12/15/06                                                           12/03 at 102          AAA         725,914
          680   7.450%, 12/15/07                                                           12/03 at 102          AAA         758,506

        1,750   Brecksville-Broadview Heights City School District, School                 12/06 at 102          AAA       1,986,110
                Improvement Bonds, Series 1996 (General Obligation -
                Unlimited Tax), 6.500%, 12/01/16

        2,000   City of Columbus, General Obligation Refunding Bonds, Series 1992B,
                6.500%, 1/01/10                                                             1/02 at 102          Aaa       2,093,080

        1,000   City of Dublin, Various Purpose Improvement Bonds, Series 2000A
                (Unlimited Tax), 5.000%, 12/01/20                                          12/10 at 100          Aa1         986,930

        1,300   County of Franklin, Refunding Bonds, Series 1993 (General
                Obligation - Limited Tax),                                                 12/08 at 102          AAA       1,334,866
                5.375%, 12/01/20

        1,505   Greater Cleveland Regional Transit Authority, Capital Improvement
                Bonds, Series 1996 (General Obligation), 5.650%, 12/01/16                  12/06 at 101          Aaa       1,655,229

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$       1,000   Hilliard City School District, School Improvement Bonds, Series 2000       12/10 at 101          AAA   $   1,059,920
                (General Obligation), 5.750%, 12/01/24

        1,260   Morgan Local School District, Counties of Morgan, Muskingum                12/10 at 101          AA-       1,337,666
                and Washington, School Improvement Bonds, Series 2000
                (General Obligation - Unlimited Tax), 5.750%, 12/01/22

                North Canton City School District, School Improvement Bonds,
                Series 1994 (General Obligation - Unlimited Tax):
          650   9.750%, 12/01/03                                                           No Opt. Call          AAA         753,656
          715   9.700%, 12/01/04                                                           No Opt. Call          AAA         864,042

        1,500   Plain Local School District, Franklin and Licking Counties,                12/10 at 100          Aaa       1,637,820
                Various Purpose Bonds, Series 2000 (General Obligation -
q               Unlimited Tax), 6.000%, 12/01/20

        2,000   Commonwealth of Puerto Rico, Public Improvement Bonds                   7/06 at 101 1/2            A       2,029,540
                of 1996 (General Obligation), 5.400%, 7/01/25

        1,300   Commonwealth of Puerto Rico, Public Improvement Refunding               7/07 at 101 1/2            A       1,385,176
                Bonds, Series 1997 (General Obligation), 5.750%, 7/01/17

        2,400   Commonwealth of Puerto Rico, Public Improvement Bonds of                    7/08 at 101            A       2,331,360
                1998, 5.000%, 7/01/27

        1,000   Revere Local School District, School Improvement Bonds,                    12/03 at 102          AAA       1,051,980
                Series 1993 (General Obligation - Unlimited Tax Bonds),
                6.000%, 12/01/16

        2,870   City of Strongsville, Various Purpose Improvement Bonds,                   12/06 at 102          Aa3       3,067,226
                Series 1996 (General Obligation - Limited Tax), 5.950%, 12/01/21

        1,000   Sylvania City School District, Series 1995 (General Obligation -           12/05 at 101          AAA       1,057,070
                Unlimited Tax), 5.800%, 12/01/15

        1,135   City of Toledo, Various Purpose Improvement Bonds, Series 1994             No Opt. Call          AAA       1,234,313
                (General Obligation - Limited Tax), 7.000%, 12/01/03

        1,000   Upper Arlington City School District, Improvement Bonds,                   12/06 at 101          AAA       1,004,770
                Series 1996 (General Obligation), 5.250%, 12/01/22

        2,000   Board of Education, Wayne Local School District, County of Warren,         12/06 at 101          AAA       2,130,700
                School Improvement Bonds, Series 1996 (General Obligation -
                Unlimited Tax), 6.100%, 12/01/24

        3,000   Board of Education, West Clermont Local School District, County            12/05 at 100          AAA       3,156,720
                of Clermont, School Improvement Bonds, Series 1995 (General
                Obligation - Unlimited Tax), 6.000%, 12/01/18

        1,000   City of Westlake, Various Purpose Improvement and Refunding                12/08 at 101          Aaa       1,054,310
                Bonds, Series1997 (General Obligation), 5.550%, 12/01/17

        1,820   Worthington City School District, Franklin County, Refunding Bonds          6/02 at 102          AAA       1,916,824
                (General Obligation - Unlimited Tax), 6.375%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 4.1%

        7,000   County of Hamilton, Sales Tax Revenue Bonds (Subordinate Lien),            No Opt. Call          Aaa       1,567,230
                Series B, 0.000%, 12/01/28

        1,250   City of Columbus, Tax Increment Financing Bonds (Easton Project),           6/09 at 101          AAA       1,177,688
                Series 1999, 4.875%, 12/01/24

        1,000   Ohio Building Authority, State Facilities Bonds (Juvenile Correctional     10/02 at 102           AA       1,057,780
                Building Fund Projects), 1992 Series B, 6.000%, 10/01/12

        3,000   Ohio Building Authority, State Facilities Bonds (Adult Correctional        10/03 at 102           AA       3,213,930
                Building Fund Projects), 1993 Series A, 6.125%, 10/01/12

          865   Ohio Department of Transportation, Certificates of Participation            4/01 at 102           AA         878,433
                (Rickenbacker Port Authority Improvements), 6.125%, 4/15/15
                (Alternative Minimum Tax)

        1,500   Ohio Public Facilities Commission, Higher Education Capital Facilities     12/01 at 102           AA       1,548,390
                Bonds, Series II-1992A, 5.500%, 12/01/06


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Technology - 0.2%

$         500   County of Franklin, Revenue Bonds, Series 1993 (Online Computer             4/03 at 100          N/R   $     506,060
                Library Center, Inc. Project), 6.000%, 4/15/13


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.0%

        3,430   City of Cleveland Parking Facilities, Refunding Revenue Bonds,              9/06 at 102          AAA       3,501,413
                Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Airport Improvement
                Revenue Bonds, Series 1994A (Port Columbus International Airport
                Project):
          830   5.950%, 1/01/08 (Alternative Minimum Tax)                                   1/04 at 102          AAA         879,983
        1,000   6.000%, 1/01/14 (Alternative Minimum Tax)                                   1/04 at 102          AAA       1,047,570

        1,500   City of Dayton Special Facilities, Revenue Refunding Bonds,                 2/08 at 102          BBB       1,341,330
                Series 1998A (Emery Air Freight Corporation and Emery
                Worldwide Airlines, Inc. - Guarantors) (Non-AMT),
                5.625%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 23.9%

        1,500   City of Akron, Waterworks System Mortgage Revenue Improvement               3/01 at 102          AAA       1,533,855
                Bonds, Series 1991, 6.550%, 3/01/12 (Pre-refunded to 3/01/01)

        2,000   City of Barberton Hospital Facilities, Revenue Bonds, Series 1992           1/02 at 102       N/R***       2,105,640
                (Barberton Citizens Hospital Company Project), 7.250%, 1/01/12
                (Pre-refunded to 1/01/02)

        2,000   County of Carroll, Hospital Improvement Revenue Bonds, Series 1991         12/01 at 102          AAA       2,100,060
                (Timken Mercy Medical Center), 7.125%, 12/01/18 (Pre-refunded to 12/01/01)

        2,500   County of Clermont, Waterworks System Revenue Bonds,                       12/01 at 102          AAA       2,615,950
                Series 1991 (Clermont County Sewer District), 6.625%, 12/01/14
                (Pre-refunded to 12/01/01)

        2,000   City of Cleveland, Public Power System First Mortgage Revenue              11/04 at 102          AAA       2,262,800
                Bonds, Series 1994A, 7.000%, 11/15/24 (Pre-refunded to 11/15/04)

          590   City of Cleveland, Public Power System Improvement First Mortgage          11/01 at 102          AAA         618,202
                Revenue Bonds, Series 1991B, 7.000%, 11/15/17
                (Pre-refunded to 11/15/01)

        1,575   City of Cleveland, Waterworks Improvement First Mortgage Revenue            1/02 at 102          AAA       1,649,702
                Bonds, Series F 1992A, 6.500%, 1/01/21 (Pre-refunded to 1/01/02)

        2,745   City of Cleveland, First Mortgage Revenue Refunding Bonds,                  1/02 at 102          AAA       2,875,195
                Series F 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

        3,960   City of Cleveland, Waterworks Improvement and Refunding                     1/06 at 102          AAA       4,347,446
                First Mortgage Revenue Bonds, Series H 1996, 5.750%, 1/01/26
                (Pre-refunded to 1/01/06)

        1,950   City School District of Columbus, Franklin County, School Building         12/02 at 102          AAA       2,092,682
                Renovation and Improvement Bonds, Series 1992 (General
                Obligation - Unlimited Tax), 6.650%, 12/01/12 (Pre-refunded to 12/01/02)

        3,250   County of Cuyahoga, Hospital Revenue Bonds, Series 1991 (Meridia            8/01 at 102          AAA       3,376,425
                Health System), 7.000%, 8/15/23 (Pre-refunded to 8/15/01)

        1,500   County of Cuyahoga, Hospital Improvement Revenue Bonds,                     1/02 at 102       AA-***       1,572,795
                Series 1992 (University Hospitals Health System, Inc. Project),
                6.500%, 1/15/19 (Pre-refunded to 1/15/02)

        2,000   Dublin City School District, Franklin, Delaware and Union Counties,        12/02 at 102          AAA       2,129,020
                Various Purpose School Building Construction and Improvement
                Bonds (General Obligation - Unlimited Tax), 6.200%, 12/01/19
                (Pre-refunded to 12/01/02)

        2,705   County of Franklin, First Mortgage Revenue Bonds, Series 1979               6/01 at 103          AAA       3,048,427
                (Online Computer Learning Center, Inc. Project), 7.500%, 6/01/09

        3,250   City of Garfield Heights, Hospital Improvement and Refunding               11/02 at 102       AA-***       3,480,588
                Revenue Bonds, Series 1992B (Marymount Hospital Project),
                6.650%, 11/15/11 (Pre-refunded to 11/15/02)

        3,000   Kent State University, General Receipts Bonds, Series 1992,                 5/02 at 102          AAA       3,169,890
                6.500%, 5/01/22 (Pre-refunded to 5/01/02)

        1,000   City of Lakewood, Various Purpose General Obligation Bonds,                12/02 at 102       Aa3***       1,069,790
                Series 1992 (Limited Tax Obligation), 6.500%, 12/01/12
                (Pre-refunded to 12/01/02)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$       2,100   Lakota Local School District, County of Butler, School Improvement         12/05 at 100          AAA   $   2,326,569
                Bonds, Series 1994 (General Obligation - Unlimited Tax),
                6.250%, 12/01/14 (Pre-refunded to 12/01/05)

        1,400   City of Middleburg Heights, Hospital Improvement Revenue Bonds,             8/01 at 102          AAA       1,452,528
                Series 1991 (Southwest General Hospital Project), 6.750%, 8/15/21
                (Pre-refunded to 8/15/01)

        1,000   City of Newark, Water System Improvement Bonds (General                    12/03 at 102          AAA       1,080,570
                Obligation - Limited Tax), 6.000%, 12/01/18 (Pre-refunded
                to 12/01/03)

        2,500   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992           7/02 at 101 1/2          AAA       2,644,150
                 (General Obligation), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)

        1,400   Reynoldsburg City School District, School Building Construction            12/02 at 102          AAA       1,499,974
                and Improvement Bonds (General Obligation), 6.550%, 12/01/17
                (Pre-refunded to 12/01/02)

        1,000   Solon City School District, School Improvement Bonds,                      12/01 at 102       N/R***       1,049,640
                Series 1990 (General Obligation - Unlimited Tax),
                7.150%, 12/01/13 (Pre-refunded to 12/01/01)

        3,500   University of Cincinnati, General Receipts Bonds, Series O,                12/02 at 102        AA***       3,731,945
                6.300%, 6/01/12 (Pre-refunded to 12/01/02)

        1,000   University of Toledo, General Receipts Bonds, Series B,                    12/02 at 102          AAA       1,059,980
                5.900%, 6/01/20 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.7%

        2,410   City of Cleveland, Public Power System Improvement First Mortgage          11/01 at 102          AAA       2,524,210
                Revenue Bonds, Series 1991B, 7.000%, 11/15/17

        1,250   City of Hamilton, Electric System Mortgage Revenue Bonds,                  10/02 at 102          AAA       1,300,050
                1992 Series B, 6.300%, 10/15/25

        4,000   Ohio Air Quality Development Authority, Collateralized Pollution            6/02 at 103          AAA       4,336,400
                Control Revenue Refunding Bonds (Cleveland Electric Illuminating
                Company Project), Series 1992, 8.000%, 12/01/13

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
        2,000   6.375%, 1/01/29 (Alternative Minimum Tax)                                  10/04 at 102          AAA       2,114,280
        4,000   6.375%, 4/01/29 (Alternative Minimum Tax)                                  10/04 at 102          AAA       4,228,560

        3,000   Ohio Air Quality Development Authority, Air Quality Development             4/07 at 102          AAA       3,056,550
                Revenue Bonds (JMG Funding Limited Partnership Project),
                Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.2%

        1,000   City of Cleveland, Waterworks Improvement First Mortgage                   No Opt. Call          AAA       1,063,210
                Refunding Revenue Bonds, Series G 1993, 5.500%, 1/01/21

                City of Cleveland, Waterworks Improvement First Mortgage Revenue
                Refunding Bonds, Series F 1992B:
          255   6.500%, 1/01/11                                                             1/02 at 102          AAA         266,868
        3,720   6.250%, 1/01/16                                                             1/02 at 102          AAA       3,878,770

        1,000   City of Cleveland, Waterworks Improvement and Refunding                     1/08 at 101          AAA         963,440
                Revenue Bonds, Series I 1998, 5.000%, 1/01/28

           40   City of Cleveland, Waterworks Improvement and Refunding First               1/06 at 102          AAA          41,627
                Mortgage Revenue Bonds, Series H 1996, 5.750%, 1/01/26

        2,500   City of Columbus, Sewerage System Revenue Refunding Bonds,                  6/02 at 102          Aa2       2,615,399
                Series 1992, 6.250%, 6/01/08

        2,110   Hamilton County, Metropolitan Sewer District of Greater Cincinnati,         6/10 at 101          AAA       2,230,227
                Sewer System Improvement Revenue Bonds, Series 2000A,
                5.750%, 12/01/25

        1,000   County of Montgomery, Greater Moraine Beavercreek Sewer District,          11/02 at 102          AAA       1,043,649
                Water Revenue Bonds, Series 1992, 6.250%, 11/15/17


                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$       2,000   Northeast Ohio Regional Sewer District, Wastewater Improvement             11/05 at 101          AAA   $   2,082,539
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

        1,000   Ohio Water Development Authority, Water Development Revenue                 6/05 at 102          AAA       1,052,859
                 Bonds, 1995 Fresh Water Series, 5.900%, 12/01/21

        1,250   City of Oxford, Water Supply System Mortgage Revenue Refunding             12/02 at 102          AAA       1,321,287
                 Bonds, Series 1992, 6.000%, 2/01/14

        2,000   Southwest Regional Water District, Waterworks System Revenue               12/05 at 101          AAA       2,107,999
                Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     222,695   Total Investments (cost $216,204,280) - 99.1%                                                            226,443,738
================--------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9%
$       2,000   Cuyahoga County, University Hospital of Cleveland, Variable Rate                              VMIG-1       2,000,000
                   Demand Bonds, Series 1985, 4.150%, 1/01/16+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.0%                                                                        (68,096)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 228,375,642
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen Texas Quality Income Municipal Fund (NTX)

                            Portfolio of
                                       INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Basic Materials - 3.7%

$       4,500   Cass County Industrial Development Corporation, Environmental               3/10 at 101         BBB+   $   4,620,870
                Improvement Revenue Bonds, 2000 Series A (International Paper
                Company Project), 6.600%, 3/15/24 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Sewage and Solid Waste                    4/06 at 102          AA-       3,186,120
                Disposal Facility Bonds, Series 1996 (E.I. du Pont de Nemours and
                Company Project), 6.400%, 4/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 0.5%

        1,000   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,           7/10 at 100          Aa3       1,021,450
                Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.4%

        2,255   Brazos Higher Education Authority, Student Loan Revenue Refunding           3/02 at 102            A       2,351,176
                 Bonds, Series 1992-A, 6.875%, 9/01/04 (Alternative Minimum Tax)

        1,055   Brazos Higher Education Authority, Student Loan Revenue Refunding          No Opt. Call          Aaa       1,122,647
                Bonds, Series 1992C-1, 6.650%, 11/01/04 (Alternative Minimum Tax)

          205   Brazos Higher Education Authority, Student Loan Revenue Refunding          No Opt. Call            A         219,479
                Bonds, Subordinate Series 1993A-2, 6.800%, 12/01/04
                (Alternative Minimum Tax)

        1,000   Georgetown Higher Education Finance Corporation, Higher Education           2/04 at 100           A+       1,043,210
                Revenue Bonds, Series 1994 (Southwestern University Project),
                6.300%, 2/15/14

        1,000   Southwest Higher Education Authority, Higher Educational Facilities        10/08 at 101           A+         946,150
                Revenue Bonds, Series 1998D (Southern Methodist University),
                5.000%, 10/01/22

        1,445   Tyler Junior College District, Smith and Van Zanlt Counties,                8/04 at 100          AAA       1,506,485
                Combined Fee Improvement Revenue and Refunding Bonds,
                Series 1994, 5.900%, 8/15/13

        2,000   Board of Regents of the University of Houston System,                       2/05 at 100          AAA       2,085,260
                Consolidated Revenue Bonds, Series 1995, 6.000%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 5.4%

        5,000   Gulf Coast Waste Disposal Authority, Revenue Bond (Valero                   4/08 at 102         BBB-       4,306,950
                Energy Corporation Project), Series 1998, 5.600%, 4/01/32
                (Alternative Minimum Tax)

        5,000   Gulf Coast Industrial Development Authority, Waste Disposal                 6/08 at 102         BBB-       4,309,250
                Revenue Bonds (Valero Refining and Marketing Company Project),
                Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)

        3,000   Gulf Coast Waste Disposal Authority, Waste Disposal Revenue                 4/09 at 101         BBB-       2,623,380
                Bonds (Valero Energy Corporation Project), Series 1999,
                5.700%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 14.5%

        3,500   Abilene Health Facilities Development Corporation, Hospital                 9/05 at 102          AAA       3,678,605
                Revenue Refunding and Improvement Bonds (Hendrick Medical
                Center Project), Series 1995C, 6.150%, 9/01/25

                Gregg County Health Facilities Development Corporation, Hospital
                Revenue Bonds (Good Shepherd Medical Center Project), Series
                2000:
        2,000   6.875%, 10/01/20                                                           10/10 at 101           AA       2,235,660
        3,250   6.375%, 10/01/25                                                           10/10 at 101           AA       3,461,055

        1,000   Harris County Health Facilities Development Corporation, Hospital          10/09 at 101           AA         936,060
                Revenue Bonds (Texas Children's Hospital Project), Series 1999A,
                5.250%, 10/01/29

        5,750   Midland County Hospital District, Hospital Revenue Bonds,                  No Opt. Call           A-       3,334,195
                Series 1992, 0.000%, 6/01/11

        1,760   Parker County Hospital District, Hospital Revenue Bonds (Campbell           8/09 at 102          BBB       1,603,659
                Health System), Series 1999, 6.250%, 8/15/19

        4,500   Nueces County, Port of Corpus Christi Authority, Pollution Control          4/02 at 102          BBB       4,608,945
                Revenue Bonds (Hoechst Celanese Corporation), Series 1992,
                6.875%, 4/01/17 (Alternative Minimum Tax)


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare (continued)

$       5,350   Richardson Hospital Authority, Hospital Revenue Refunding and              12/08 at 101         BBB+   $   4,453,394
                Improvement Bonds (Baylor/Richardson Medical Center Project),
                Series 1998, 5.625%, 12/01/28

        1,050   Tarrant County Health Facilities Development Corporation, Hospital         11/08 at 101           A-         894,002
                Revenue Bonds (Adventist Health System - Sunbelt Obligated
                Group), Series 1998, 5.375%, 11/15/20

        3,500   Tarrant County Health Facilities Development Corporation,                  11/10 at 101           A-       3,529,470
                Hospital Revenue Bonds (Adventist Health System - Sunbelt
                Obligated Group), Series 2000, 6.625%, 11/15/20

        1,500   Texas Health Facilities Development Corporation, Hospital Revenue           8/03 at 102          AAA       1,564,575
                Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                Series 1993B, 6.250%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 1.6%

                Grand Prairie Housing Finance Corporation, Multifamily Housing
                Revenue Bonds (Landings at Carrier Project) (GNMA), Series
                2000A:
        1,000   6.650%, 9/20/22                                                             9/10 at 105          AAA       1,085,880
        2,030   6.750%, 9/20/28                                                             9/10 at 105          AAA       2,207,808


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.4%

          810   Baytown Housing Finance Corporation, Single Family Mortgage                 9/02 at 103          Aa2         900,104
                Revenue Refunding Bonds, Series 1992A, 8.500%, 9/01/11

          790   El Paso Housing Finance Corporation, Single Family Mortgage                 4/01 at 103           A2         819,104
                Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

          545   Galveston Property Finance Authority, Single Family Mortgage                9/01 at 103           A3         573,858
                Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        1,560   Harrison County Finance Corporation, Single Family Mortgage                12/01 at 103           A1       1,613,165
                Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

          995   Houston Housing Finance Corporation, Single Family Mortgage                 6/03 at 102          AAA       1,015,039
                Revenue Refunding Bonds, Series 1993A, 5.950%, 12/01/10

          580   Port Arthur Housing Finance Corporation, Single Family Mortgage             9/02 at 103            A         645,314
                Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

        2,375   Texas Department of Housing and Community Affairs, Single Family            9/06 at 102          AAA       2,497,241
                Mortgage Revenue Bonds, 1996 Series E, 6.000%, 9/01/17

        2,260   Travis County Housing Finance Corporation, Residential Mortgage            12/01 at 103          AAA       2,344,411
                Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                Senior Bonds, Series 1991A, 7.050%, 12/01/25

          815   Victoria Housing Finance Corporation, Single Family Mortgage               No Opt. Call          Aaa         845,840
                Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 2.5%

        3,400   Bell County Health Facilities Development Corporation, Retirement          11/08 at 101           A-       3,001,146
                Facility Revenue Bonds (Buckner Retirement Services, Inc.
                Obligated Group Project), Series 1998, 5.250%, 11/15/19

        2,000   Tarrant County Health Facilities Development Corporation,                   1/08 at 105          AAA       2,124,240
                Tax-Exempt Mortgage Revenue Bonds (South Central Nursing
                Homes, Inc. Project), Series 1997A, 6.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 18.0%

        1,000   Caddo Mills Independent School District, Hunt County, Unlimited             2/05 at 100          N/R       1,096,540
                Tax School Building and Refunding Bonds, Series 1995,
                6.375%, 8/15/25

        4,130   Coppell Independent School District, Dallas County, Unlimited          8/09 at 75 11/32          AAA       2,013,995
                Tax School Building and Refunding Bonds, Series 1992,
                0.000%, 8/15/14

        1,475   City of Corpus Christi, General Improvement and Refunding Bonds,            3/02 at 100          AAA       1,524,796
                Series 1992, 6.700%, 3/01/08

        1,450   Donna Independent School District, Hidalgo County, Unlimited Tax            2/11 at 100          AAA       1,589,113
                School Building Bonds, Series 2000, 6.000%, 2/15/17

        2,800   City of Ennis, Ennis County, General Obligation Refunding and               8/02 at 100          AAA       2,912,504
                 Improvement Bonds, Series 1992, 6.500%, 8/01/13

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$       2,000   Harlingen Consolidated Independent School District, Cameron                 8/09 at 100          AAA   $   2,060,260
                County, Unlimited Tax School Building Bonds, Series 1999,
                5.650%, 8/15/29

        3,600   Klein Independent School District, Harris County, Unlimited Tax             8/09 at 100          AAA       3,585,456
                Schoolhouse Bonds, Series 1999A, 5.000%, 8/01/18

        5,220   Leander Independent School District, Williamson & Travis Counties,       8/09 at 46 3/4          AAA       1,522,361
                Unlimited Tax School Building and Refunding Bonds, Series 2000,
                0.000%, 8/15/21

        1,545   Montgomery County (A political subdivision of the State of Texas),       9/07 at 72 3/8          AAA         786,204
                Refunding Bonds, Series 1997, 0.000%, 3/01/14

        2,000   Northside Independent School District, Bexar County, Unlimited Tax          8/10 at 100          AAA       2,121,300
                School Building and Refunding Bonds, Series 2000, 5.875%, 8/15/25

        1,825   Socorro Independent School District, El Pasco County, Unlimited             2/06 at 100          Aaa       1,884,039
                Tax School Building Bonds, Series 1996, 5.750%, 2/15/21

        2,000   State of Texas, Veterans Land Bonds, Series 1994, General                  12/04 at 100          Aa1       2,066,480
                Obligation Bonds, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,490   State of Texas, Veterans Housing Assistance Bonds, Series 1993,            12/03 at 102          Aa1       3,653,925
                General Obligation Bonds, 6.800%, 12/01/23 (Alternative Minimum Tax)

        6,290   State of Texas, College Student Loan Bonds, Series 1997,                    8/10 at 100          Aa1       5,803,154
                5.000%, 8/01/22 (Alternative Minimum Tax)

        2,500   Tomball Independent School District, Harris and Montgomery                  2/11 at 100          AAA       2,414,150
                Counties, Unlimited Tax Refunding Bonds, Series 2001A,
                5.000%, 2/15/23 (WI, settling 2/28/01)

        1,795   United Independent School District, Webb County, Unlimited Tax              8/12 at 100          AAA       1,843,124
                School Building Bonds, Series 2000, 5.375%, 8/15/18

                West Independent School District, McLennan & Hill Counties,
                Unlimited Tax School Building and Refunding Bonds, Series 1998:
        1,000   0.000%, 8/15/22                                                         8/13 at 61 7/32          AAA         295,550
        1,000   0.000%, 8/15/23                                                        8/13 at 57 31/32          AAA         278,680
        1,000   0.000%, 8/15/24                                                          8/13 at 54 7/8          AAA         262,720


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.7%

        4,500   City of Austin, Hotel Occupancy Tax and Subordinate Lien Revenue           11/09 at 100          AAA       4,718,205
                Refunding Bonds, Series 1999, 5.800%, 11/15/29

        1,450   Industrial Development Corporation of the City of Galveston,                9/05 at 100          AAA       1,508,116
                Sales Tax Revenue Bonds, Series 1995, 5.750%, 9/01/15

        1,575   Harris County, Toll Road Unlimited Tax and Subordinate Lien Revenue         8/02 at 102          AA+       1,671,705
                Refunding Bonds, Series 1992A, 6.500%, 8/15/15

          565   City of Jersey Village in Harris County, Combined Tax and Revenue           2/15 at 100          AAA         549,231
                Certificates of Obligation, Series 2000, 5.000%, 2/01/25

          800   City of Laredo, Webb County, Combination Tax and Waterworks                 8/04 at 100          AAA         850,168
                System Revenue Certificates of Obligation, Series 1994, 5.625%, 8/15/11

        4,580   City of San Antonio, Hotel Occupancy Tax Revenue Bonds                      8/06 at 102          AAA       4,734,163
                (Henry B Gonzalez Convention Center Project), 5.700%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 11.9%
        5,295   Alliance Airport Authority, Special Facilities Revenue Bonds,               6/01 at 102         Baa1       5,405,824
                Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                (Alternative Minimum Tax)

        5,020   Dallas-Fort Worth International Airport Facility Improvement                5/02 at 102          AAA       5,279,634
                Corporation, United Parcel Service, Inc. Revenue Bonds, Series 1992,
                6.600%, 5/01/32 (Alternative Minimum Tax)

        5,050   Dallas-Fort Worth International Airport Facility Improvement               11/09 at 101         Baa1       4,949,505
                Corporation, American Airlines, Inc. Revenue Bonds, Series 1999,
                6.375%, 5/01/35 (Alternative Minimum Tax)


                            Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of INVESTMENTS January 31, 2001 (Unaudited)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Transportation (continued)

$       1,500   Harris County, Toll Road Senior Lien Revenue Refunding Bonds,               8/04 at 102          AAA   $   1,513,530
                Series 1994, 5.375%, 8/15/20

          220   Harris County, Toll Road Senior Lien Revenue Refunding Bonds,               8/02 at 102          AAA         233,187
                Series 1992A, 6.500%, 8/15/17

          320   Harris County, Toll Road Senior Lien Revenue Refunding Bonds,               2/01 at 100          AAA         320,749
                Series 1992B, 6.625%, 8/15/17

        5,000   City of Houston, Airport System Subordinate Lien Revenue Bonds,             7/01 at 102          AAA       5,159,850
                Series 1991A, 6.750%, 7/01/21 (Alternative Minimum Tax)

        2,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,              6/06 at 102         Baa2       2,040,980
                1996 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.9%

          270   Abilene Housing Development Corporation, First Lien Revenue                No Opt. Call       N/R***         296,185
                Bonds, Series 1978, 7.000%, 7/01/08

        1,000   Amarillo Health Facilities Corporation, Hospital Revenue Bonds              1/02 at 102          AAA       1,047,430
                (High Plains Baptist Hospital Project), Series 1992C,
                6.500%, 1/01/07 (Pre-refunded to 1/01/02)

        1,000   The City of Beaumont, Public Improvement Bonds, Series 1992,                3/02 at 100          AAA       1,030,560
                6.250%, 3/01/10 (Pre-refunded to 3/01/02)

        1,975   City of Corpus Christi, General Improvement and Refunding Bonds,            3/02 at 100          AAA       2,044,718
                Series 1992, 6.700%, 3/01/08 (Pre-refunded to 3/01/02)

        1,185   Fort Bend County Levee Improvement District No. 11 (A Political             9/04 at 100          AAA       1,310,693
                Subdivision of the State of Texas), Unlimited Tax Levee
                Improvement Bonds, Series 1994, 6.900%, 9/01/17
                (Pre-refunded to 9/01/04)

        1,780   Harris County, Toll Road Senior Lien Revenue Refunding Bonds,               8/02 at 102          AAA       1,892,710
                Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

          425   Harris County, Toll Road Unlimited Tax and Subordinate Lien                 8/02 at 102       AA+***         451,648
                Revenue Refunding Bonds, Series 1992, 6.500%, 8/15/15
                (Pre-refunded to 8/15/02)

        6,110   Harris County Health Facilities Development Corporation, Hospital           6/02 at 102        A3***       6,515,337
                Revenue Bonds (Memorial Hospital System Project), Series 1992,
                7.125%, 6/01/15 (Pre-refunded to 6/01/02)

          485   City of Houston, Water and Sewer System, Junior Lien Revenue               12/01 at 102          AAA         506,510
                Refunding Bonds, 1991C, 6.375%, 12/01/17 (Pre-refunded to 12/01/01)

        1,000   North Central Texas Health Facilities Development Corporation,             No Opt. Call          AAA       1,071,140
                Hospital Revenue Bonds (Presbyterian Healthcare System Project),
                Series 1996B, 5.750%, 6/01/26

        2,500   Retama Development Corporation, Special Facilities Revenue Bonds           No Opt. Call          AAA       3,612,600
                 (Retama Park Racetrack Project), Series 1993, 8.750%, 12/15/17

                City of San Antonio, Water System Revenue Refunding Bonds,
                Series 1992:
          140   6.500%, 5/15/10 (Pre-refunded to 5/15/04)                                   5/04 at 100          AAA         151,822
          665   6.500%, 5/15/10                                                            No Opt. Call          AAA         760,168


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 4.5%

        2,000   Brazos River Authority, Collateralized Pollution Control Revenue            3/01 at 102         BBB+       2,043,300
                Bonds (Texas Utilities Electric Company Project), Series 1994A,
                7.875%, 3/01/21 (Alternative Minimum Tax)

        1,500   Brazos River Authority, Collateralized Pollution Control Revenue           12/02 at 102          AAA       1,561,125
                Refunding Bonds (Texas Utilities Electric Company Project),
                Series 1992, 6.500%, 12/01/27 (Alternative Minimum Tax)

        2,500   Brazos River Authority, Revenue Refunding Bonds (Reliant Energy,            4/09 at 101         Baa1       2,257,900
                Inc. Project), Series 1999A, 5.375%, 4/01/19

        2,000   Harris County, Health Facilities Development Corporation,                   2/10 at 100          AAA       2,099,800
                Thermal Utility Revenue Bonds (TECO Project), Series 2000,
                5.750%, 2/15/15 (Alternative Minimum Tax)

        1,500   Matagorda County Navigation District Number One, Pollution                  7/03 at 102          AAA       1,550,310
                Control Revenue Refunding Bonds (Central Power and Light
                Company Project), Series 1993, 6.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.9%

        2,500   Bexar Metropolitan Development Corporation, Water Facility                  5/08 at 102          AAA       2,393,000
                Contract Revenue Bonds, Series 1998, 5.000%, 5/01/28

        7,000   City of Houston, Water and Sewer System Junior Lien Revenue                No Opt. Call          AAA       1,617,490
                 Refunding Bonds, Series 1998A and 1998B, 0.000%, 12/01/27

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$       1,000   City of Houston, Water and Sewer System Prior Lien Revenue                 12/02 at 102          Aaa   $   1,048,650
                Refunding Bonds, Series 1992B, 6.375%, 12/01/14

        4,000   City of Houston, Water and Sewer System Junior Lien Revenue                12/10 at 100          AAA       3,978,799
                Refunding Bonds, Series 2000B, 5.250%, 12/01/30

        6,050   City of Houston, Water and Sewer System Junior Lien Revenue                12/07 at 101          AAA       6,092,228
                Bonds, Series 1997C, 5.375%, 12/01/27

        3,515   City of Houston, Water and Sewer System Junior Lien Revenue                12/01 at 102          AAA       3,670,292
                Refunding Bonds, Series 1991C, 6.375%, 12/01/17

        2,385   City of San Antonio, Water System Revenue Refunding Bonds,                  5/02 at 102          AAA       2,516,484
                Series 1992, 6.500%, 5/15/10

        1,500   Texas Water Development Board, State Revolving Fund,                        7/09 at 100          AAA       1,538,159
                Senior Lien Revenue Bonds, Program Series 1999A,
                5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     222,760   Total Investments (cost $202,040,249) - 99.9%                                                            209,023,453
================--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                         158,963
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 209,182,416
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of
           NET ASSETS January 31, 2001 (Unaudited)
                                                       ARIZONA          MICHIGAN          MICHIGAN             OHIO           TEXAS
                                                        PREMIUM           QUALITY           PREMIUM          QUALITY         QUALITY
                                                          (NAZ)             (NUM)             (NMP)            (NUO)           (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                  $94,227,431      $261,797,114      $169,294,153     $226,443,738    $209,023,453
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                              --                --                --        2,000,000              --
Cash                                                         --         3,544,230           213,275               --              --
Receivables:
   Interest                                             813,649         3,707,567         2,324,679        2,711,093       3,648,200
   Investments sold                                      15,051                --                --               --              --
Other assets                                                394             1,171             2,389              466           1,552
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                   95,056,525       269,050,082       171,834,496      231,155,297     212,673,205
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                          333,350                --                --          179,524          96,059
Payable for investments purchased                            --                --                --        1,559,670       2,407,789
Accrued expenses:
  Management fees                                        52,200           146,762            94,321          125,251         114,993
  Other                                                  78,739            83,441           145,532          166,423         159,520
Preferred share dividends payable                        16,025            57,813            27,907           37,069          37,456
Common share dividends payable                          297,780           846,233           519,486          711,718         674,972
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                  778,094         1,134,249           787,246        2,779,655       3,490,789
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $94,278,431      $267,915,833      $171,047,250     $228,375,642    $209,182,416
====================================================================================================================================
Preferred shares, at liquidation value              $30,000,000      $ 94,000,000      $ 56,000,000     $ 77,000,000    $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                              1,200             3,760             2,240            3,080           2,760
====================================================================================================================================
Common shares outstanding                             4,379,647        11,513,997         7,695,609        9,489,876       9,440,806
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value,
   divided by Common shares outstanding)            $     14.68      $      15.10      $      14.95     $      15.95    $      14.85
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended January 31, 2001 (Unaudited)
                                                        ARIZONA         MICHIGAN          MICHIGAN             OHIO           TEXAS
                                                        PREMIUM          QUALITY           PREMIUM          QUALITY         QUALITY
                                                          (NAZ)            (NUM)             (NMP)            (NUO)           (NTX)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $2,764,527      $ 7,885,988        $4,829,047       $6,692,133     $ 6,298,956
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         305,411          854,401           547,151          732,984         669,573
Preferred shares - auction fees                          37,808          118,467            70,575           97,042          86,958
Preferred shares - dividend disbursing agent fees         5,042           10,081            10,081           15,123          10,081
Shareholders' servicing agent fees and expenses             960            7,137             3,449            5,880           3,038
Custodian's fees and expenses                            19,820           33,867            24,373           36,622          27,387
Directors'/Trustees' fees and expenses                      410            1,169               729              994             921
Professional fees                                         7,846           27,109            32,044           33,240          29,604
Shareholders' reports - printing and mailing expenses    16,749           30,617            17,796           35,659          24,889
Stock exchange listing fees                               8,571            8,413             8,192            8,065           8,571
Investor relations expense                                5,450           12,643            10,931           14,865          11,673
Other expenses                                            8,756            5,803             7,891            9,807          10,159
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              416,823        1,109,707           733,212          990,281         882,854
   Custodian fee credit                                  (3,398)         (12,820)           (3,481)          (9,275)         (6,985)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            413,425        1,096,887           729,731          981,006         875,869
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 2,351,102        6,789,101         4,099,316        5,711,127       5,423,087
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from
   investment transactions                              516,598          390,648           560,841         (241,828)        271,297
Change in net unrealized appreciation
   (depreciation) of investments                      1,378,790        6,529,854         5,082,679        4,431,364       5,394,777
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                             1,895,388        6,920,502         5,643,520        4,189,536       5,666,074
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $4,246,490      $13,709,603        $9,742,836       $9,900,663     $11,089,161
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS (Unaudited)

                                     ARIZONA PREMIUM (NAZ)             MICHIGAN QUALITY (NUM)             MICHIGAN PREMIUM (NMP)
-----------------------------------------------------------------------------------------------------------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                       1/31/01          7/31/00           1/31/01          7/31/00          1/31/01         7/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 2,351,102      $ 4,661,222       $ 6,789,101     $ 13,701,756      $ 4,099,316     $ 8,268,966
Net realized gain (loss)
   from investment
   transactions                        516,598          110,480           390,648          134,066          560,841         226,680
Change in net unrealized
   appreciation
   (depreciation) of investments     1,378,790       (2,782,750)        6,529,854       (6,273,884)       5,082,679      (3,456,913)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   4,246,490        1,988,952        13,709,603        7,561,938        9,742,836       5,038,733
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
   investment income:
   Common shareholders              (1,785,328)      (3,737,712)       (5,080,137)     (10,559,526)      (3,182,129)     (6,371,737)
   Preferred shareholders             (582,928)      (1,096,502)       (1,846,347)      (3,452,672)      (1,078,656)     (2,058,248)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                 (26,704)              --          (222,220)        (871,610)              --              --
   Preferred shareholders               (7,956)              --           (73,780)        (233,861)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (2,402,916)      (4,834,214)       (7,222,484)     (15,117,669)      (4,260,785)     (8,429,985)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       148,045          357,127                --          393,288               --         104,960
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                     1,991,619       (2,488,135)        6,487,119       (7,162,443)       5,482,051      (3,286,292)
Net assets at the
   beginning of period              92,286,812       94,774,947       261,428,714      268,591,157      165,565,199     168,851,491
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period    $94,278,431      $92,286,812      $267,915,833     $261,428,714     $171,047,250    $165,565,199
===================================================================================================================================
Balance of undistributed net
   investment income at the
   end of period                   $   103,785      $   120,939      $     35,061     $    169,982     $     65,960    $    227,429
===================================================================================================================================


                                 See accompanying notes to financial statements.

                                                                 OHIO QUALITY (NUO)                       TEXAS QUALITY (NTX)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               1/31/01              7/31/00             1/31/01             7/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 5,711,127         $ 11,464,050         $ 5,423,087        $ 10,931,368
Net realized gain (loss) from investment
   transactions                                               (241,828)            (648,266)            271,297          (1,016,933)
Change in net unrealized appreciation
    (depreciation) of investments                            4,431,364           (4,699,152)          5,394,777          (5,912,218)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   9,900,663            6,116,632          11,089,161           4,002,217
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                      (4,345,305)          (9,203,697)         (4,106,751)         (8,553,372)
   Preferred shareholders                                   (1,443,864)          (2,750,729)         (1,437,424)         (2,571,967)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                              --                   --                  --            (875,163)
   Preferred shareholders                                           --                   --                  --            (214,112)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                            (5,789,169)         (11,954,426)         (5,544,175)        (12,214,614)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                               219,608              921,543                  --              65,432
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        4,331,102           (4,916,251)          5,544,986          (8,146,965)
Net assets at the beginning of period                      224,044,540          228,960,791         203,637,430         211,784,395
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                           $228,375,642         $224,044,540        $209,182,416        $203,637,430
===================================================================================================================================
Balance of undistributed net
   investment income at the end of period                      $ 7,262           $   85,304            $ 79,246          $  200,334
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) and Nuveen Texas Quality Income Municipal Fund (NTX).

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2001, Texas Quality (NTX) had an outstanding when-issued purchase commitment of $2,407,789. There were no such outstanding purchase commitments in any of the other Funds.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its share holders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                      ARIZONA      MICHIGAN     MICHIGAN         OHIO      TEXAS
                      PREMIUM       QUALITY      PREMIUM      QUALITY    QUALITY
                        (NAZ)         (NUM)        (NMP)        (NUO)      (NTX)
--------------------------------------------------------------------------------
Number of shares:
   Series M                --            --          840          680        760
   Series Th            1,200         3,200        1,400        1,400      2,000
   Series Th2              --            --           --        1,000         --
   Series F                --           560           --           --         --
--------------------------------------------------------------------------------
Total                   1,200         3,760        2,240        3,080      2,760
================================================================================


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2001.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)


2. FUND SHARES
Transactions in Common shares were as follows:

                                                        ARIZONA PREMIUM (NAZ)     MICHIGAN QUALITY (NUM)
--------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED
                                                          1/31/01      7/31/00           1/31/01       7/31/00
--------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                     9,951       23,803                --        24,984
--------------------------------------------------------------------------------------------------------------

                                                       MICHIGAN PREMIUM (NMP)       OHIO QUALITY (NUO)
--------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED
                                                          1/31/01      7/31/00           1/31/01       7/31/00
--------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                        --        7,104            13,518        57,710
--------------------------------------------------------------------------------------------------------------

                                                                                    TEXAS QUALITY (NTX)
--------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                                         1/31/01       7/31/00
--------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                                       --         4,269
--------------------------------------------------------------------------------------------------------------


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid March 1, 2001, to shareholders of record on February 15, 2001, as follows:

                     ARIZONA     MICHIGAN     MICHIGAN         OHIO        TEXAS
                     PREMIUM      QUALITY      PREMIUM      QUALITY      QUALITY
                       (NAZ)        (NUM)        (NMP)        (NUO)        (NTX)
--------------------------------------------------------------------------------
Dividend per share    $.0680       $.0735       $.0675       $.0750       $.0715
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended January 31, 2001, were as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
                                               (NAZ)         (NUM)        (NMP)        (NUO)        (NTX)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $13,918,232  $21,801,421  $10,954,884   $9,774,001  $15,340,789
   Short-term municipal securities          7,850,000           --      500,000    6,000,000    7,499,875
Sales and maturities:
   Long-term municipal securities          14,347,138   24,610,675   10,847,583    9,450,700   17,422,237
   Short-term municipal securities          7,850,000    2,000,000      500,000    4,000,000    7,500,000
=========================================================================================================


At January 31, 2001, the identified cost of investments owned for federal income tax purposes were as follows:

                 ARIZONA      MICHIGAN      MICHIGAN          OHIO         TEXAS
                 PREMIUM       QUALITY       PREMIUM       QUALITY       QUALITY
                   (NAZ)         (NUM)         (NMP)         (NUO)         (NTX)
--------------------------------------------------------------------------------
             $91,047,796  $249,171,283  $160,883,372  $218,585,186  $202,637,576
================================================================================

At July 31, 2000, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                  ARIZONA     MICHIGAN         OHIO        TEXAS
                                  PREMIUM      PREMIUM      QUALITY      QUALITY
                                    (NAZ)        (NMP)        (NUO)        (NTX)
--------------------------------------------------------------------------------
Expiration year:
   2002                          $     --   $       --   $  780,558     $     --
   2003                           261,670           --       16,493           --
   2004                                --    1,571,409      622,243           --
   2005                                --           --           --           --
   2006                                --           --           --           --
   2007                                --           --           --           --
   2008                                --           --      279,929      419,606
--------------------------------------------------------------------------------
Total                            $261,670   $1,571,409   $1,699,223     $419,606
================================================================================

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at January 31, 2001, were as follows:

                                             ARIZONA      MICHIGAN     MICHIGAN         OHIO        TEXAS
                                             PREMIUM       QUALITY      PREMIUM      QUALITY      QUALITY
                                               (NAZ)         (NUM)        (NMP)        (NUO)        (NTX)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $ 4,990,244  $14,825,116  $10,164,423  $10,882,936  $10,576,236
   depreciation                            (1,810,609)  (2,199,285)  (1,753,642)  (1,024,384)  (4,190,359)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation               $ 3,179,635  $12,625,831  $ 8,410,781  $ 9,858,552  $ 6,385,877
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At January 31, 2001, net assets consisted of:

                                                                       ARIZONA      MICHIGAN     MICHIGAN
                                                                       PREMIUM       QUALITY      PREMIUM
                                                                          (NAZ)        (NUM)        (NMP)
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $30,000,000 $ 94,000,000 $ 56,000,000
Common shares, $.01 par value per share                                  43,796      115,140       76,956
Paid-in surplus                                                      60,730,947  160,749,491  107,504,120
Balance of undistributed net investment income                          103,785       35,061       65,960
Accumulated net realized gain (loss)
   from investment transactions                                         176,517      213,390   (1,169,599)
Net unrealized appreciation of investments                            3,223,386   12,802,751    8,569,813
---------------------------------------------------------------------------------------------------------
Net assets                                                          $94,278,431 $267,915,833 $171,047,250
=========================================================================================================
Authorized shares:
   Common                                                           200,000,000  200,000,000  200,000,000
   Preferred                                                          1,000,000    1,000,000    1,000,000
=========================================================================================================

                                                                                        OHIO        TEXAS
                                                                                     QUALITY      QUALITY
                                                                                       (NUO)        (NTX)
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                                         $ 77,000,000 $ 69,000,000
Common shares, $.01 par value per share                                               94,899       94,408
Paid-in surplus                                                                  143,355,979  133,770,404
Balance of undistributed net investment income                                         7,262       79,246
Accumulated net realized gain (loss) from investment transactions                 (2,321,956)    (744,846)
Net unrealized appreciation of investments                                        10,239,458    6,983,204
---------------------------------------------------------------------------------------------------------
Net assets                                                                      $228,375,642 $209,182,416
=========================================================================================================
Authorized shares:
   Common                                                                        200,000,000    Unlimited
   Preferred                                                                       1,000,000    Unlimited
=========================================================================================================

         Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:
                                             Investment Operations                               Less Distributions
                                     -------------------------------------  --------------------------------------------------------
                                                                                   Net         Net
                                                         Net                Investment  Investment   Capital      Capital
                                                   Realized/                 Income to   Income to  Gains to     Gains to
                         Beginning          Net   Unrealized                    Common   Preferred    Common    Preferred
                         Net Asset   Investment   Investment                    Share-       Share-   Share-       Share-
                             Value       Income   Gain (Loss)        Total     holders     holders+  holders      holders+     Total
ARIZONA PREMIUM (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                     $14.25       $  .54       $  .44         $ .98      $ (.41)     $ (.13)   $ (.01)        $ --    $ (.55)
2000                         14.90         1.06         (.61)          .45        (.85)       (.25)       --           --     (1.10)
1999                         15.43         1.07         (.55)          .52        (.84)       (.21)       --           --     (1.05)
1998                         15.34         1.05          .10          1.15        (.83)       (.23)       --           --     (1.06)
1997                         14.51         1.06          .81          1.87        (.82)       (.22)       --           --     (1.04)
1996                         14.12         1.05          .38          1.43        (.80)       (.24)       --           --     (1.04)

MICHIGAN QUALITY (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                      14.54          .59          .60          1.19        (.44)       (.16)     (.02)        (.01)     (.63)
2000                         15.20         1.19         (.53)          .66        (.92)       (.30)     (.08)        (.02)    (1.32)
1999                         15.91         1.15         (.63)          .52        (.92)       (.21)     (.06)        (.02)    (1.21)
1998                         15.95         1.17         (.01)         1.16        (.95)       (.24)     (.01)          --     (1.20)
1997                         15.28         1.18          .72          1.90        (.95)       (.24)     (.03)        (.01)    (1.23)
1996                         15.10         1.19          .27          1.46        (.95)       (.24)     (.07)        (.02)    (1.28)

MICHIGAN PREMIUM (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                      14.24          .53          .73          1.26        (.41)       (.14)       --           --      (.55)
2000                         14.68         1.07         (.41)          .66        (.83)       (.27)       --           --     (1.10)
1999                         15.30         1.05         (.64)          .41        (.82)       (.21)      --            --     (1.03)
1998                         15.14         1.04          .19          1.23        (.82)       (.25)       --           --     (1.07)
1997                         14.16         1.05          .97          2.02        (.80)       (.24)       --           --     (1.04)
1996                         13.73         1.05          .41          1.46        (.78)       (.25)       --           --     (1.03)

OHIO QUALITY (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                      15.52          .60          .44          1.04        (.46)       (.15)       --           --      (.61)
2000                         16.13         1.21         (.56)          .65        (.97)       (.29)       --           --     (1.26)
1999                         16.65         1.21         (.51)          .70        (.98)       (.24)      --            --     (1.22)
1998                         16.57         1.22          .09          1.31        (.97)       (.26)       --           --     (1.23)
1997                         15.69         1.23          .88          2.11        (.96)       (.27)       --           --     (1.23)
1996                         15.33         1.23          .35          1.58        (.95)       (.27)       --           --     (1.22)

TEXAS QUALITY (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                      14.26          .57          .61          1.18        (.44)       (.15)       --           --      (.59)
2000                         15.13         1.16         (.74)          .42        (.91)       (.27)     (.09)        (.02)    (1.29)
1999                         15.90         1.16         (.72)          .44        (.90)       (.22)     (.07)        (.02)    (1.21)
1998                         15.86         1.17       .07             1.24        (.93)       (.27)       --           --     (1.20)
1997                         15.06         1.19          .81          2.00        (.94)       (.26)       --           --     (1.20)
1996                         14.91         1.21          .21          1.42        (.95)       (.27)     (.04)+++     (.01)+++ (1.27)
====================================================================================================================================

                                                                                         Total Returns
                                                                                   ------------------------
                         Offering
                        Costs and                                                                     Based
                        Preferred              Ending                               Based                on
                            Share                 Net            Ending                on               Net
                     Underwriting               Asset            Market            Market             Asset
                        Discounts               Value             Value             Value**            Value**
ARIZONA PREMIUM (NAZ)
-----------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                      $ --              $14.68          $15.7400             10.65%             6.00%
2000                           --               14.25           14.6250             (8.80)             1.61
1999                           --               14.90           17.0000              8.67              1.92
1998                           --               15.43           16.4375             12.18              6.14
1997                           --               15.34           15.4375             17.81             11.74
1996                           --               14.51           13.8750              7.83              8.48

MICHIGAN QUALITY (NUM)
-----------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                        --               15.10           15.0800             11.29              7.13
2000                           --               14.54           14.0000             (9.92)             2.51
1999                            (.02)           15.20           16.6875              2.18              1.62
1998                           --               15.91           17.3125             10.27              5.97
1997                           --               15.95           16.6250             14.02             11.19
1996                           --               15.28           15.5000             11.32              8.07

MICHIGAN PREMIUM (NMP)
-----------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                        --               14.95           14.0900              9.71              8.00
2000                           --               14.24           13.2500             (6.16)             2.95
1999                           --               14.68           15.0625              5.95              1.23
1998                           --               15.30           15.0000             13.74              6.62
1997                           --               15.14           13.9375             14.95             12.97
1996                           --               14.16           12.8750             14.00              8.88

OHIO QUALITY (NUO)
-----------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                        --               15.95           16.9500              4.92              5.81
2000                           --               15.52           16.6250             (1.80)             2.50
1999                           --               16.13           18.0000              5.09              2.74
1998                           --               16.65           18.0625             10.14              6.53
1997                           --               16.57           17.3125             14.70             12.14
1996                           --               15.69           16.0000             12.39              8.68

TEXAS QUALITY (NTX)
-----------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                        --               14.85           14.5700             16.33              7.29
2000                           --               14.26           12.9375             (7.93)             1.15
1999                           --               15.13           15.1875              2.97              1.21
1998                           --               15.90           15.6875              6.45              6.27
1997                           --               15.86           15.6250             11.76             11.93
1996                           --               15.06           14.8750             14.60              7.72
===========================================================================================================

                                                      Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------
                                                                    Before Credit
                                          ------------------------------------------------------------------
                                                         Ratio of Net                           Ratio of Net
                                             Ratio of      Investment            Ratio of         Investment
                                             Expenses       Income to            Expenses          Income to
                                           to Average         Average          to Average            Average
                           Ending          Net Assets      Net Assets               Total              Total
                              Net          Applicable      Applicable          Net Assets         Net Assets
                           Assets           to Common       to Common           Including          Including
                             (000)             Shares++        Shares++         Preferred++        Preferred++
ARIZONA PREMIUM (NAZ)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                  $ 94,278                1.31%*          7.37%*               .89%*            5.00%*
2000                       92,287                1.26            7.58                 .85              5.09
1999                       94,775                1.29            6.88                 .89              4.75
1998                       96,546                1.28            6.85                 .88              4.71
1997                       95,731                1.29            7.18                 .87              4.86
1996                       92,095                1.33            7.22                 .90              4.88

MICHIGAN QUALITY (NUM)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                   267,916                1.30*           7.92*                .83*             5.10*
2000                      261,429                1.29            8.29                 .82              5.28
1999                      268,591                1.19            7.28                 .82              5.02
1998                      261,259                1.19            7.35                 .82              5.09
1997                      260,247                1.21            7.64                 .83              5.23
1996                      251,033                1.21            7.77                 .83              5.29

MICHIGAN PREMIUM (NMP)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                   171,047                1.30*           7.27*                .87*             4.84*
2000                      165,565                1.29            7.73                 .85              5.07
1999                      168,851                1.29            6.82                 .87              4.62
1998                      173,451                1.29            6.87                 .87              4.64
1997                      172,275                1.29            7.27                 .86              4.83
1996                      164,688                1.32            7.38                 .87              4.87

OHIO QUALITY (NUO)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                   228,376                1.32*           7.61*                .87*             5.01*
2000                      224,045                1.31            7.88                 .85              5.15
1999                      228,961                1.26            7.26                 .84              4.87
1998                      232,940                1.29            7.37                 .86              4.92
1997                      231,232                1.30            7.73                 .85              5.08
1996                      222,151                1.32            7.79                 .87              5.09

TEXAS QUALITY (NTX)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                   209,182                1.28*           7.85*                .85*             5.22*
2000                      203,637                1.27            8.18                 .84              5.39
1999                      211,784                1.23            7.31                 .84              5.00
1998                      218,669                1.22            7.40                 .83              5.06
1997                      217,999                1.22            7.81                 .83              5.27
1996                      210,423                1.23            7.95                 .83              5.36
=============================================================================================================

                                                  Ratios/Supplemental Data
                          ---------------------------------------------------------------------   Municipal Auction Rate Cumulative
                                                After Credit***                                    Preferred Stock at End of Period
                          -----------------------------------------------------------            -----------------------------------
                                        Ratio of Net                   Ratio of Net
                            Ratio of      Investment       Ratio of      Investment
                            Expenses       Income to       Expenses       Income to
                          to Average         Average     to Average         Average
                          Net Assets      Net Assets          Total           Total                Aggregate  Liquidation
                          Applicable      Applicable     Net Assets      Net Assets   Portfolio       Amount   and Market      Asset
                           to Common       to Common      Including       Including    Turnover  Outstanding        Value   Coverage
                              Shares++        Shares++    Preferred++     Preferred++      Rate         (000)   Per Share  Per Share
ARIZONA PREMIUM (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                         1.30%*          7.38%*          .88%*          5.00%*        15%    $ 30,000     $ 25,000   $ 78,565
2000                            1.25            7.59            .84            5.10          33       30,000       25,000     76,906
1999                            1.29            6.88            .89            4.75           6       30,000       25,000     78,979
1998                            1.28            6.85            .88            4.71          17       30,000       25,000     80,455
1997                            1.29            7.18            .87            4.86          11       30,000       25,000     79,776
1996                            1.33            7.22            .90            4.88          15       30,000       25,000     76,745

MICHIGAN QUALITY (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                         1.28*           7.94*           .83*           5.11*          8       94,000       25,000     71,254
2000                            1.27            8.31            .81            5.29          25       94,000       25,000     69,529
1999                            1.19            7.28            .82            5.03          21       94,000       25,000     71,434
1998                            1.19            7.35            .82            5.09           8       80,000       25,000     81,644
1997                            1.21            7.64            .83            5.23          11       80,000       25,000     81,327
1996                            1.21            7.77            .83            5.29          15       80,000       25,000     78,448

MICHIGAN PREMIUM (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                         1.30*           7.28*           .86*           4.85*          7       56,000       25,000     76,360
2000                            1.28            7.74            .84            5.08          34       56,000       25,000     73,913
1999                            1.28            6.83            .87            4.63           9       56,000       25,000     75,380
1998                            1.29            6.87            .87            4.64           6       56,000       25,000     77,433
1997                            1.29            7.27            .86            4.83           4       56,000       25,000     76,908
1996                            1.32            7.38            .87            4.87          17       56,000       25,000     73,521

OHIO QUALITY (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                         1.31*           7.62*           .86*           5.02*          4       77,000       25,000     74,148
2000                            1.29            7.89            .84            5.16          11       77,000       25,000     72,742
1999                            1.25            7.27            .84            4.88           3       77,000       25,000     74,338
1998                            1.29            7.37            .86            4.92           9       77,000       25,000     75,630
1997                            1.30            7.73            .85            5.08          25       77,000       25,000     75,075
1996                            1.32            7.79            .87            5.09          19       77,000       25,000     72,127

TEXAS QUALITY (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2001(a)                         1.27*           7.86*           .84*           5.23*          8       69,000       25,000     75,791
2000                            1.26            8.19            .83            5.40          32       69,000       25,000     73,782
1999                            1.23            7.32            .84            5.00          19       69,000       25,000     76,733
1998                            1.22            7.40            .83            5.06          17       69,000       25,000     79,228
1997                            1.22            7.81            .83            5.27          13       69,000       25,000     78,985
1996                            1.23            7.95            .83            5.36          17       69,000       25,000     76,240
====================================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

+++ The amounts shown include distributions in excess of capital gains of $.008 for Common shareholders and $.002 for Preferred shareholders.

(a)  For the six months ended January 31, 2001.

See accompanying notes to financial statements.



Build Your Wealth
                  AUTOMATICALLY


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Fund
     INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended January 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
        FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

LOGO: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive                            FSA-1-1-01
Chicago, IL 60606 o www.nuveen.com